SCHEDULE 14A INFORMATION

(Rule 14a-101) PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

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KYTO TECHNOLOGY AND LIFE SCIENCE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

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KYTO TECHNOLOGY AND LIFE SCIENCE, INC.

305 LYTTON AVENUE PALO ALTO, CA 94301

NOTICE OF 2019 ANNUAL MEETING OF

STOCKHOLDERS AND PROXY STATEMENT

Dear Stockholder:

The annual meeting of stockholders of Kyto Technology and Life Science, Inc. (“Kyto”, the “Company” “we” “us” and “our”) will be held at the offices of Dorsey & Whitney LLP located at 305 Lytton Avenue Palo Alto, CA 94301 on [●], [●], 2019, at [●] Pacific Time (the “Annual Meeting”). You may attend the Annual Meeting, vote and submit a question during the Annual Meeting. If you plan to attend the Annual Meeting, please follow the voting and registration instructions as outlined in this Proxy Statement.

The Annual Meeting will be held for the following purposes:

1.To elect Paul Russo and Georges Benarroch to the Company’s Board of Directors (the “Board” or the “Board of Directors”)

2.To ratify the appointment of RBSM, LLP as the Company’s independent registered public accountants for the fiscal year ending on March 31, 2020.

3.To approve, by a non-binding advisory vote, the compensation of our named executive officers, as described in the Proxy Statement under “Executive Compensation”.

4.To approve, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of our named executive officers, as described in the Proxy Statement under “Executive Compensation”.

5.To adopt the Company’s 2019 Stock and Incentive Plan.

6.To approve the Reincorporation of the Company from the State of Florida to the State of Delaware pursuant to a plan of conversion.

7.To approve the adjournment of the Annual Meeting, if necessary, to continue to solicit votes for the Reincorporation Proposal.

8.To transact any other business that may properly come before our Annual Meeting or any adjournment or postponement thereof.

Information concerning the matters to be voted upon at the Annual Meeting is set forth in the enclosed Proxy Statement. This Proxy Statement is furnished to holders of our common stock as of the record date as part of the solicitation of proxies by our Board of Directors in connection with the proposals to be presented at the Annual Meeting. Our Board has set [●], 2019, as the record date for the Annual Meeting (the “Record Date”). Only holders of our common stock as of the close of business on [●], 2019, are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were [●] shares of our common stock outstanding.

All stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting, please vote by mail, Internet or telephone as described in the enclosed proxy materials. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted.

By Order of the Board of Directors,

/s/ Paul Russo

Paul Russo,

Chief Executive Officer

Los Altos, California

[●], 2019

KYTO TECHNOLOGY AND LIFE SCIENCE, INC.

305 LYTTON AVENUE

PALO ALTO, CA 94301

The Board of Directors of Kyto Technology and Life Science, Inc. is soliciting the enclosed proxy for use at the Annual Meeting of stockholders to be held at the offices of Dorsey & Whitney LLP located at 305 Lytton Avenue Palo Alto, CA 94301 on [●], [●], 2019, [●] Pacific Time. If you plan to attend the Annual Meeting, please follow the voting and registration instructions as outlined in this Proxy Statement.

This Proxy Statement is furnished to holders of our common stock as of the Record Date as part of the solicitation of proxies by our Board in connection with the proposals to be presented at the Annual Meeting. Our Board has set [●], 2019, as the Record Date. Only holders of our common stock as of the close of business on [●], 2019, are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were [●] shares of our common stock outstanding.

GENERAL INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

What am I voting on?

There are six proposals scheduled for a vote:

1.To elect Paul Russo and Georges Benarroch to the Board of Directors.

2.To ratify the appointment of RBSM, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020 (the “Accountant Proposal”).

3.To adopt, on an advisory basis, a non-binding resolution approving the compensation of our named executive officers, as described in the Proxy Statement under “Executive Compensation” (the “Say-on-Pay Proposal”).

4.To adopt, on an advisory basis, on the frequency of the advisory vote to approve the compensation of our named executive officers (the “Say-on-Pay Frequency Proposal”).

5.To adopt our 2019 Stock and Incentive Plan (the “Plan Proposal”).

6.To approve the Reincorporation of the Company from the State of Florida to the State of Delaware pursuant to a plan of conversion (the “Reincorporation Proposal”).

7.To approve the adjournment of the Annual Meeting, if necessary, to continue to solicit votes for the Reincorporation Proposal (the “Adjournment Proposal”)

Who is entitled to vote at the meeting?

The Board has set [●], 2019 as the Record Date for the Annual Meeting. If you were a stockholder of record of our common stock at the close of business on [●], 2019, you are entitled to vote at the meeting.

How many votes do I have?

Each share of our common stock that you own as of [●], 2019, entitles you to one vote.

How many shares must be present to hold the meeting?

In accordance with our bylaws, shares equal to a majority of all of the shares of the outstanding common stock as of the Record Date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the meeting if:

•you are present and vote at the meeting; or

•you have properly submitted a proxy card by mail, telephone or internet.

Therefore, in order for a quorum to be present, there must be a total of 2,918,417 shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting on at least one of the proposals.

How do I give a proxy to vote my shares?

If you are a stockholder of record of our common stock as of the Record Date, you can give a proxy to be voted at the meeting in any of the following ways:

•electronically, via the internet; or

•by completing, signing and mailing the enclosed proxy card.

The telephone and internet procedures have been set up for your convenience. We encourage you to save corporate expense by submitting your vote by telephone or internet. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. If you are a stockholder of record and you would like to submit your proxy by telephone or internet, please refer to the specific instructions provided on the enclosed proxy card. If you wish to submit your proxy by mail, please return your signed proxy card to our transfer agent before the Annual Meeting.

If you hold your shares in “street name,” you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares, and telephone and internet voting is also encouraged for stockholders who hold their shares in street name.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the method described above.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit your proxy vote by telephone or internet, vote once for each proxy card you receive.

What vote is required for a proposal to be approved?

Directors are elected by a plurality of the votes cast. A plurality means that the nominees with the greatest number of votes are elected as directors up to the maximum number of directors to be chosen at the meeting. The advisory vote of the frequency of the say on pay vote is determined by a plurality of the votes cast.

Each other matter that may be acted upon at the meeting will be determined by the affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy at the meeting and entitled to vote on that matter.

How are votes counted?

You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the Board of Directors. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the other proposals. If you submit your proxy but abstain from voting or withhold authority to vote on one or more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum. Your shares also will be counted as present at the meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting or withheld authority to vote.

If you abstain from voting on a proposal, your abstention has the same effect as a vote against that proposal.

If you hold your shares in street name with a brokerage firm that exercises discretionary proxy authority and do not provide voting instructions to your broker or other nominee, your shares will be considered to be “broker non-votes” and will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote (a “Non-Discretionary Proposal”). Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum, but will not be considered entitled to vote on any Non-Discretionary Proposal. There are no Non-Discretionary Proposals to be voted on at the Annual Meeting.

How will the proxies vote on any other business brought up at the meeting?

By submitting your proxy card, you authorize the proxies to use their judgment to determine how to vote on any other matter brought before the meeting. We do not know of any other business to be considered at the meeting.

The proxies’ authority to vote according to their judgment applies only to shares you own as the stockholder of record.

How does the Board of Directors recommend that I vote?

You will vote on the following management proposal:

1.FOR the election of Paul Russo and Georges Benarroch to the Board of Directors.

2.FOR the ratification of the appointment of RBSM, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2020.

3.FOR the approval, on an advisory basis, of a non-binding resolution approving the compensation of our named executive officers, as described in the Proxy Statement under “Executive Compensation”.

4.THREE YEARS for the frequency of future advisory votes on the compensation of our named executive officers, as described in the Proxy Statement under “Executive Compensation”.

5.FOR the adoption of the 2019 Equity Incentive Plan.

6.FOR the reincorporation of the Company from the State of Florida to the State of Delaware.

7.FOR the adjournment of the Annual Meeting, if necessary, to continue to solicit votes for the Reincorporation Proposal.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before your proxy is voted at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy and change your vote by submitting a later-dated proxy by telephone, internet or mail, or by voting at the meeting.

To request an additional proxy card, or if you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact:

Kyto Technology and Life Science Inc.

Attn: Simon Westbrook

13505 La Paloma Rd.

Los Altos Hills, California 94022

Phone: (408) 605-7695

Email: simonpwestbrook@gmail.com

Where and when will I be able to find the results of the voting?

Preliminary results will be announced at the meeting. We will publish the final results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission no later than four business days after the date of our Annual Meeting.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks or other nominees for forwarding proxy materials to street name holders. We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile or personally. These individuals will receive no additional compensation for their services other than their regular salaries and/or director fees.

PROPOSAL 1—DIRECTOR PROPOSAL

We currently have two directors serving on the Board of Directors. Each of our current directors has been nominated by the Board for re-election at the Annual Meeting. If elected, each nominee has consented to serve as a director and to hold office until the next annual stockholders’ meeting, until his successor is elected and shall have qualified, or until his earlier death, resignation, removal or disqualification.

The following paragraphs provide information about each nominee as of the date of this Proxy Statement. The information presented includes information that each nominee has given us about his age, all positions he holds with the Company, his principal occupation and business experience for the past five years, and the names of other publicly held companies of which he currently serves as a director or has served as a director during the past five years.

When considering whether directors and nominees have the experience, qualifications, attributes and skills to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the our business and structure, the Board of Directors focuses primarily on the industry and transactional experience, and other background, in addition to any unique skills or attributes associated with a director.

Name	Age	Principal Occupation	Director Since
Paul Russo	76	Chief Executive Officer, Kyto	April 2018
Georges Benarroch	72	Chief Executive Officer, Comindus Finance Corp.	May 2000

Biographical Information

Paul Russo, Chief Executive Officer

Dr. Russo is the co-founder of the Company and has served as the Company’s Chief Executive Officer since April 2018. Dr. Russo is the Founder & Chairman of GEO Semiconductor and served as its Chairman & Chief Executive Officer from its founding in 2008 until 2014. Dr. Russo also serves as a director of SnapDNA, Teslonix Inc., WOO Sports, Inc., and several other technology ventures including Peekaboo, Dynamount, Illuminati, Thrive, Semplus, InBay and other technology start-ups. Dr. Russo is heavily involved with the Band of Angels and other similar organizations which review over 1,000 start-ups' business plans per year. He is also a Board Advisor to BWG, LLC. Dr. Russo has served as an outside director of ATI Technologies from 2001 through its acquisition by AMD in 2006.

Prior to founding GEO Semiconductor, Dr. Russo founded Silicon Optix in 2000, a privately held fabless semiconductor company, serving as its Chairman & Chief Executive Officer through 2008. Prior to Silicon Optix, Dr. Russo was the founder, Chairman, and CEO of Genesis Microchip Inc., which was acquired by STMicroelectronics in 2007 following its initial public offering on the NASDAQ National Market.

Prior to founding Genesis, he was General Manager of General Electric Microelectronics Center, Senior Manager of General Electric Industrial Electronics Group and Head, Microsystems Research at RCA's David Sarnoff Research Center. While at RCA, Dr. Russo worked on the world first CMOS microprocessor and pioneered the first use of microprocessors in global communications, programmable video games, TV manufacturing automation, and automotive engine control.

Dr. Russo received his B.Eng. from McGill University (Canada) and his M.Sc. and Ph.D. in EECS from University of California, Berkeley. Dr. Russo holds eight U.S. patents, is a fellow of IEEE and has received numerous RCA and industry awards, including the IEEE Centennial Medal and the 2006 Tech Pioneer Award from the World Economic Forum.

Georges Benarroch

Mr. Benarroch has served as a director of the Company since May 2000 and previously served as the Company’s President and Chief Executive Officer from 2006 until his resignation in April 2018. Mr. Benarroch is the President and Chief Executive Officer of Comindus Finance Corp. and Comindus Finance Inc., boutique investment banking firms with operations in the United States and Canada. Mr. Benarroch has 40 years of investment banking and money management experience that includes fundraising and providing financial services for both public and private companies in the United States, Canada, and Europe. Additionally, Mr. Benarroch has served as Founder, Chairman, and CEO of InterUnion Financial Corp., a multibillion dollar asset management firm.

Vote Required

Directors are elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named above. If you do not vote for a particular nominee, or if you withhold authority for one or all nominees, your vote will not count either “for” or “against” the nominee, although it will be counted for purposes of determining whether there is a quorum. Broker non-votes will have the same effect as votes “AGAINST” this proposal. If any director-nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for that director nominee may be voted for a substitute director nominee selected by our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE DIRECTOR NOMINEES.

PROPOSAL 2—ACCOUNTANT PROPOSAL

Our Board of Directors has appointed the firm RBSM, LLP (“RBSM”) to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2020. While our Board is solely responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, our Board is requesting that the stockholders ratify this appointment. If the stockholders ratify this appointment, our Board, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it believes that doing so would be in the best interests of our stockholders. If the stockholders do not ratify this appointment, our Board may reconsider, but might not change, its appointment.

Representatives of RBSM are expected to be available at the Annual Meeting of stockholders.

Principal Accountant Fees and Services

Audit Fees

Fees charged by RBSM for the audit of the Company’s annual financial statements and the review of the financial statements included in the Company’s quarterly reports on Form 10-Q for fiscal years ending March 31, 2019 and 2018 were $15,000 and $15,000, respectively. In addition, RBSM charged additional audit related fees of $15,000 each year for reviewing, but not auditing, our filings on Form 10-Q.

Tax Fees

The aggregate fees billed by RBSM for professional services rendered to us in connection with the completion of the tax returns for the years ended March 31, 2019 and 2018 were $0 and $0, respectively.

All Other Fees

None

Pre-Approval Policy

The Board of Directors endeavors to approve in advance all services provided by our independent registered public accounting firm. All engagements of our independent registered public accounting firm in years ended 2019 and 2018 were approved by the Board of Directors.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the appointment of RBSM as the Company’s independent registered public accounting firm for fiscal 2020. If the stockholders do not ratify the appointment of RBSM, the Board of Directors may reconsider its selection, but is not required to do so. Notwithstanding the proposed ratification of the appointment of RBSM by the stockholders, the Board of Directors, in its discretion, may direct the appointment of new independent auditors at any time during the year without notice to, or the consent of, the stockholders, if the Board determines that such a change would be in the best interests of the Company and its stockholders. Brokers have discretion to vote uninstructed shares with respect to this proposal. Accordingly, broker non-votes will not occur with respect to this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF RBSM, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2020.

PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) requires that stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation (a so-called “say-on-pay” vote), as well as an advisory vote with respect to whether future “say-on-pay” votes will be held every one, two or three years (a so-called “say-on-pay frequency” vote).

Our executive compensation programs are designed to attract, motivate and retain our named executive officers (“NEOs”), who are critical to our success. Under these programs, our NEOs are rewarded for the achievement of both specific financial and strategic goals, which are expected to result in increased stockholder value.

The Board of Directors will regularly review the compensation programs for our NEOs to ensure that they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and with current market practices. This includes establishing corporate target goals and objectives based on our strategic and operating plans.

We believe that our executive compensation programs have been effective at motivating the achievement of positive results, appropriately aligning pay and performance, and enabling us to attract and retain talented executives within our industry.

Recommendation

We request stockholder approval of our compensation of our NEOs for the transition period ended June 30, 2019 as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement.

Accordingly, we ask that you vote “FOR” the following resolution at our Annual Meeting:

“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2019 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

The vote solicited for this proposal is advisory, and therefore is not binding on the Company or our Board of Directors, nor will its outcome require the Company or our Board of Directors to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision by the Company or the Board of Directors. However, the Board, which is responsible for designing and administering our executive compensation programs, values the opinions expressed by our stockholders in their vote on this Proposal and will consider the outcome of this vote when making future compensation decisions for our NEOs.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4—FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY FREQUENCY”)

Background

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to provide their input with regard to the frequency of future non-binding stockholder votes on our executive compensation programs, such as the Say-on-Pay Proposal contained in this Proxy Statement. In particular, we are asking whether the non-binding vote on executive compensation should occur every year, every two years or every three years.

Summary

The optimal frequency of the advisory vote on executive compensation depends on a balancing of the benefits and burdens of more or less frequent votes. Some observers (not of our company in particular, but of the general requirement under the Dodd-Frank Act to obtain an advisory say-on-pay vote) have expressed a belief that less frequent votes are appropriate as they enable stockholders to focus on a company’s overall compensation program design, as opposed to short-term decisions, and provide sufficient time to evaluate how a company’s compensation programs drive long-term performance and the creation of long-term stockholder value. Many also believe that a less frequent voting cycle will give companies sufficient time to respond thoughtfully to stockholder views and to implement any necessary changes to executive compensation programs and allow stockholders to evaluate the results of these changes before the next stockholder advisory vote.

On the other hand, other observers believe more frequent stockholder votes are better since they provide stockholders with the opportunity to react promptly to emerging trends in compensation and to provide rapid feedback to companies with respect to their views on the effectiveness and appropriateness of their executive compensation programs. According to this view, more frequent feedback would provide our Board of Directors with the opportunity to evaluate individual compensation decisions each year in light of the stockholder feedback and to better incorporate current stockholder views into companies’ compensation programs.

At this time, our Board believes that the most appropriate outcome at this time is to have a stockholder advisory vote on compensation every three years, to best enable stockholders to evaluate the effect of our compensation on company performance and stockholder value.

You may cast your vote on your preferred voting frequency by choosing the option of three years, two years, one year, or abstain from voting when you vote on this proposal.

Required Vote

A plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve, on a non-binding basis, the frequency of a non-binding vote on the compensation of our named executive officers. Thus, the choice receiving the highest number of votes will be considered the frequency recommended by stockholders.

Abstentions and broker non-votes will not have any effect on the outcome of this proposal because neither an abstention nor a broker non-vote represents a vote cast.

The “say-on-pay” frequency vote is advisory, and therefore not binding on the Company or the Board of Directors. The Board may decide that it is in the best interests of our stockholders and the Company to hold future advisory resolutions to approve named executive officer compensation more or less frequently than the option approved by our stockholders. However, the Board of Directors will consider the outcome of the vote in determining the frequency with which it will hold the non-binding vote on executive compensation.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE CHOICE OF “THREE YEARS” AS THE FREQUENCY WITH WHICH THE COMPANY SHOULD PROVIDE ITS STOCKHOLDERS WITH THE OPPORTUNITY TO CAST A “SAY-ON-PAY” ADVISORY VOTE WITH RESPECT TO THIS SAY-ON-PAY FREQUENCY PROPOSAL.

PROPOSAL 5—PLAN PROPOSAL

General

On March 26, 2019, the Board adopted the Company’s 2019 Stock and Incentive Plan (the “Plan”). The Plan is intended to align the interests of our stockholders and the recipients of awards under the Plan, and to advance our interests by attracting and retaining directors, officers, employees and other service providers and motivating them to act in our long-term best interest

Summary of the Plan

The following description of certain features of the Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Plan, which is attached hereto as Appendix A.

Plan purpose. The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock and cash based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

Eligible participants. The persons eligible for participation in the Plan as recipients of awards include any employee, officer, non-employee director, consultant, independent contractor or advisor providing services to the Company or any affiliate, or any such person to whom an offer of employment or engagement with the Company or any affiliate is extended.

Shares authorized. Subject to adjustment as provided in the Plan, the aggregate number of shares of common stock that may be issued under all awards under the Plan shall equal 2,000,000 shares of common stock.

Administration. The Plan is to be administered by the full Board. Subject to the express provisions of the Plan and to applicable law, the Board shall have full power and authority to: (i) designate participants; (ii) determine the type or types of awards to be granted to each participant under the Plan; (iii) determine the number of shares of common stock to be covered by (or the method by which payments or other rights are to be calculated in connection with) each award; (iv) determine the terms and conditions of any award or award agreement, including any terms relating to the forfeiture of any award and the forfeiture, recapture or disgorgement of any cash, shares of common stock or other amounts payable with respect to any award; (v) amend the terms and conditions of any award or award agreement, subject to the limitations under Section 7 of the Plan; (vi) accelerate the exercisability of any award or the lapse of any restrictions relating to any award, subject to the limitations in Section 7, (vii) determine whether, to what extent and under what circumstances awards may be exercised in cash, Shares, other securities, other awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Section 7; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including an award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of awards granted to Participants located in such non United States jurisdictions.

Options. An option granted under the Plan is designated at the time of grant as either an incentive stock option or as a non-qualified stock option. Upon the grant of an option to purchase shares of common stock, the Board will specify the option price, the maximum duration of the option, the number of shares of common stock to which the option pertains, the conditions upon which an option shall become vested and exercisable, and such other provisions as the Board shall determine which are not inconsistent with the terms of the Plan. The purchase price of each share of common stock purchasable under an option will be determined by the Board at the time of grant, but may not be less than 100% of the fair market value of such share of common stock on the date the option is granted.

Stock Appreciation Rights. A stock appreciation right (“SAR”) granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the fair market value of one share of common stock on the date of exercise over (ii) the grant price of the SAR as specified by the Board, which price shall not be less than 100% of the fair market value of one share of common stock on the date of grant of the SAR; provided, however, that the Board may designate a grant price below fair market value on the date of grant if the SAR is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an affiliate

Restricted Stock and Restricted Stock Units. Shares of restricted stock and/or restricted stock units may be granted under the Plan aside from, or in association with, any other Award and will be subject to certain conditions and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board deems desirable. Unless otherwise determined by the Board and set forth in an award agreement, to the extent permitted or required by law, as determined by the Board, participants holding shares of restricted stock granted under the Plan may be granted the right to exercise full voting rights with respect to the underlying shares during the period of restriction. Participants will not have voting rights with respect to restricted stock units granted under the Plan. The Board will determine whether dividends or dividend equivalents will be provided in respect of restricted stock or restricted stock units but in no event will dividends or dividend equivalents be paid currently with respect to unvested awards.

Limits on Transfer of Awards. Except as otherwise provided by the Board in its discretion and subject to such additional terms and conditions as it determines, no award (other than fully vested and unrestricted share of common stock issued pursuant to any award) and no right under any such award shall be transferable by a participant other than by will or by the laws of descent and distribution, and no award (other than fully vested and unrestricted shares of common stock issued pursuant to any award) or right under any such award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any affiliate. Where the Board does permit the transfer of an award other than a fully vested and unrestricted share of common stock, such permitted transfer shall be for no value and in accordance with the rules of Form S-8. The Board may also establish procedures as it deems appropriate for a participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the participant and receive any property distributable with respect to any award in the event of the participant’s death.

Amendment or termination of the Plan. The Board may from time to time amend, suspend or terminate the Plan, provided that no amendment to the terms of any previously granted award may (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of shareholders of the Company in order to:

(i)amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A or any other applicable tax provision), and no action taken to comply shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof; or

(iv)amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty, prior approval of the shareholders of the Company shall be required for any amendment to the Plan or an award that would:

(i)require stockholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange or any other securities exchange that are applicable to the Company;

(ii)increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii)increase the number of shares or value subject to the limitations contained in Section 4(d) of the Plan;

(iv)permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6(g)(vi) of the Plan;

(v)permit the award of Options or Stock Appreciation Rights at a price less than 100% of the fair market value of a share of common stock on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan; or

(vi)increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a)(ii) and Section 6(b).

Summary of Federal Income Tax Consequences

The following is only a summary of the principal federal income tax consequences of certain transactions under the Plan. This summary does not purport to be a complete description of all federal tax implications of participation in the Plan, nor does it discuss the income tax laws of any municipality, state or foreign country in which a participant may reside or otherwise be subject to tax.

Grant of Options and SARs. The grant of a stock option (either an incentive stock option or a non-qualified stock option) or SAR is not expected to result in any taxable income for the recipient.

Exercise of Incentive Stock Options. Upon the exercise of an incentive stock option, no taxable income is realized by the optionee for purposes of regular income tax. However, the optionee may be required to recognize income for purposes of the alternative minimum tax (“AMT”). If stock is issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such award holder within two years after the date of grant or within one year after the transfer of such shares to such award holder, then (i) upon the sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to a deduction for federal income tax purposes.

If the stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of either holding period described above, generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (ii) the Company will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the Company.

Exercise of Non-Qualified Stock Options and SARs. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on the date of exercise over the exercise price, and the Company generally will be entitled at that time to an income tax deduction for the same amount. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and generally are deductible by the Company.

The tax consequence upon a disposition of shares acquired through the exercise of a non-qualified stock option or SAR will depend on how long the shares have been held. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under a non-qualified stock option or SAR.

Restricted Stock. Recipients of grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time it is transferable or no longer subject to a substantial risk of forfeiture. However, an award holder who makes an 83(b) election within 30 days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the fair market value of such shares of restricted stock (determined without regard to forfeiture restrictions). With respect to the sale of shares after the forfeiture restrictions have expired, the holding period to determine whether the award recipient has long-term or short-term capital gain or loss generally begins when the restrictions expire, and the tax basis for such shares will generally be based on the fair market value of the shares on that date. However, if the award holder made an 83(b) election as described above, the holding period commences on the date of grant of the restricted stock, and the tax basis will be equal to the fair market value of the shares on the date of grant of the restricted stock (determined without regard to the forfeiture restrictions on the shares). Dividends, if any, that are paid or accrued while the restricted stock is subject to a substantial risk of forfeiture will also be taxed as ordinary income. The Company will be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.

Restricted Stock Units and Dividend Equivalents. Recipients of grants of restricted stock units or dividend equivalents (collectively, “deferred awards”) will not incur any federal income tax liability at the time the awards are granted. Award holders will recognize ordinary income equal to (i) the amount of cash received under the terms of the award or, as applicable, (ii) the fair market value of the shares received (determined as of the date of receipt) under the terms of the award. Dividend equivalents received with respect to any deferred award will also be taxed as ordinary income. Cash or shares to be received pursuant to a deferred award generally become payable when applicable forfeiture restrictions lapse; provided, however, that, if the terms of the award so provide, payment may be delayed until a later date to the extent permitted under applicable tax laws. The Company will be entitled to an income tax deduction for any amounts included by the award holder as ordinary income. For awards that are payable in shares, the recipient’s tax basis is equal to the fair market value of the shares at the time the shares become payable. Upon the sale of the shares, appreciation (or depreciation) after the shares are paid is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Other Stock Grants. As to other grants of shares of our common stock made under the 2019 Plan not subject to a substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. The Company generally will be entitled at that time to an income tax deduction for the same amount.

Deductibility of Executive Compensation Under Code Section 162(m). Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer, chief financial officer, and the corporation’s other three most highly compensated executive officers. Section 162(m) of the Code limits the annual tax deductibility by the Company of compensation paid to covered executive officers to $1,000,000. Historically, there had been an exception to this annual $1,000,000 tax deduction limit for qualifying performance-based compensation, which could have included stock options and stock appreciation rights, or SARs, or other performance-based awards granted pursuant to a plan approved by stockholders. However, as a result of the Tax Cuts and Jobs Act, this exception has been eliminated for taxable years beginning after December 31, 2017 (other than with respect to certain grandfathered awards not relevant to the Company).

Special Rules for Executive Officers and Directors Subject to Section 16 of the Exchange Act. Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, shares received through exercise or payout of a non-qualified option, an incentive stock option (for purposes of the AMT only), an SAR or a restricted stock unit, and any shares of restricted stock that vest, may be treated as restricted property for purposes of Section 83 of the Code if the recipient has had a non-exempt acquisition of shares of the Company’s stock within the six months prior to the exercise, payout or vesting. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period unless a special election is made by the recipient pursuant to Section 83(b) of the Code to recognize income as of the date the shares are received.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO ADOPT THE PLAN PROPOSAL.

PROPOSAL 6—REINCORPORATION PROPOSAL

Introduction

On [●], 2019, for the reasons discussed below, the Board of Directors approved and declared it as advisable and in the best interests of the Company and our stockholders to change the state of our incorporation from the State of Florida to the State of Delaware, subject to approval by our stockholders at the Annual Meeting. The reincorporation will be effected pursuant to the plan of conversion to be entered into by the Company (the “Plan of Conversion”). In accordance with Florida and Delaware Law, the Plan of Conversion includes the certificate of conversion and the certificate of incorporation that will govern the resulting Delaware corporation (the “Delaware Certificate of Conversion” and the “Delaware Certificate of Incorporation,” respectively). Accordingly, approval of the Reincorporation Proposal to reincorporate the Company from the State of Florida to the State of Delaware (the “Reincorporation”) pursuant to the Plan of Conversion will also constitute approval and adoption of the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, and an authorization pursuant to the Delaware Certificate of Incorporation to adopt the Delaware bylaws (the “Delaware Bylaws”) to conform to the requirements of the Delaware General Corporation Law (the “DGCL”).

The principal effects of the Reincorporation, if approved by our stockholders and effected, will be that:

•The affairs of the Company will cease to be governed by Florida corporation laws and will become subject to Delaware corporation laws.

•The resulting Delaware corporation (referred to in this section as “Kyto-Delaware”) will be the same entity as the Company as currently incorporated in Florida (referred to in this section as “Kyto-Florida”) and will continue with all of the rights, privileges and powers of Kyto-Florida, will have the same name, will possess all of the properties of Kyto-Florida, will continue with all of the debts, liabilities and obligations of Kyto-Florida, and will continue with the same officers and directors of Kyto-Florida immediately prior to the Reincorporation, as more fully described below.

•If and when the Reincorporation becomes effective, all of the issued and outstanding shares of common stock of Kyto-Florida will be automatically converted into issued and outstanding shares of common stock of Kyto-Delaware, without any action on the part of our stockholders. We will continue to file periodic reports and other documents with the SEC. The Reincorporation will not change the respective positions of the Company or stockholders under federal securities laws. Shares of our common stock that are freely tradable prior to the Reincorporation will continue to be freely tradable after the Reincorporation, and shares of our common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions after the Reincorporation. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), stockholders will be deemed to have acquired the Kyto-Delaware common stock on the date they acquired their shares of Kyto-Florida common stock.

•Upon effectiveness of the Reincorporation, all of our employee benefit and incentive plans will become Kyto-Delaware plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of Kyto-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. In addition, our employment agreements and other employee benefit arrangements also will be continued by Kyto-Delaware upon the terms and subject to the conditions in effect at the time of the Reincorporation.

•Upon effectiveness of the Reincorporation, all outstanding warrants to purchase shares of our common stock will automatically be converted into a warrant to purchase or receive the same number of shares of Kyto-Delaware common stock, at the same price per share, upon the same terms, and subject to the same conditions as before the Reincorporation.

•Upon effectiveness of the Reincorporation, all of the issued and outstanding shares of Kyto-Florida’s Class A Preferred will be automatically converted into issued and outstanding shares of Class A Preferred of Kyto-Delaware, without any action on the part of our stockholders.

Plan of Conversion

To accomplish the Reincorporation, the Board of Directors has adopted the Plan of Conversion, in the form attached to this Proxy Statement as Appendix C. The Plan of Conversion provides that we will convert into a Delaware corporation and thereafter will be subject to all of the provisions of the DGCL. As required by Florida and Delaware law, the Plan of Conversion includes the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, and the Delaware Bylaws for Kyto-Delaware.

Assuming that holders of a majority of our outstanding shares of common stock vote in favor of this Reincorporation Proposal and the Board of Directors does not elect to delay or terminate the Reincorporation, we will cause the Reincorporation to be effected at such time as we determine by filing with (1) the Florida Department of State Division of Corporations certificate of conversion, substantially in the form attached hereto as Appendix D (the “Florida Certificate of Conversion”), and (2) the Secretary of State of the State of Delaware (i) the Delaware Certificate of Conversion, substantially in the form attached hereto as Appendix E and (ii) the Delaware Certificate of Incorporation, which will govern Kyto-Delaware, substantially in the form attached hereto as Appendix F.

With respect to the Company’s Class A Preferred and Class B Preferred, the Class A Preferred par value shall be reduced from $1.00 to $0.01 per share, and the Class B Preferred par value shall be reduced from $0.80 to $0.01 per share. Because no shares of Class B Preferred stock are outstanding, we plan to file a certificate of designations with the Delaware Secretary of State to designate the terms of the Class B Preferred once they are determined. Remaining changes to the rights and preferences of the Class A Preferred shall be set forth in the Certificate of Designation in substantially the forms attached hereto as Appendix G that we intend to file with the Secretary of State of the State of Delaware in connection with the Reincorporation. The rights and preferences in Appendix G are limited to a few non-substantive changes to reflect the change from Florida to Delaware law, resulting in no material differences between terms of the Class A Preferred of Kyto-Delaware following the Reincorporation and the Class A Preferred of Kyto-Florida that are currently outstanding.

Approval of this Proposal by our stockholders will constitute approval of the Plan of Conversion, the Florida Certificate of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Certificate of Designation of the Class A Preferred, and the authorization to adopt the Delaware Bylaws (in the form attached hereto as Appendix H) for Kyto-Delaware.

If the Reincorporation is approved by our stockholders and the Board of Directors does not elect to delay or terminate the Reincorporation, the Reincorporation would become effective upon the filing (and acceptance thereof by the Secretary of State of the State of Florida) of the Florida Certificate of Conversion and the filing (and acceptance thereof by the Secretary of State of the State of Delaware) of, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation, or at such later date and time specified therein, which date will not be more than 90 days after the date on which we file the Florida Certificate of Conversion with the Florida Department of State Division of Corporations.

Reasons for Reincorporation

The Board of Directors has approved the Reincorporation because the corporate laws of the State of Delaware are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Florida. The State of Delaware is recognized for adopting comprehensive, modern and flexible corporate laws, which are amended periodically to respond to the changing legal and business needs of corporations. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, many major corporations are incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the Reincorporation that we are proposing. Delaware has established a specialized court, the Court of Chancery, that has exclusive jurisdiction over matters relating to the DGCL. The Delaware judiciary has become particularly familiar with corporate law matters, and a substantial body of court decisions has developed construing the laws of Delaware, thus providing greater clarity and predictability with respect to our corporate legal and governance affairs. We believe this will assist our Board of Directors and management in making corporate decisions and taking corporate actions with greater assurance as to the validity and consequences of those decisions and actions. For these and other reasons, we believe that reincorporating in Delaware will directly benefit our stockholders.

The Board of Directors is not proposing the Reincorporation to prevent a change in control of the Company, nor is it aware of any present attempt by any person to acquire control of the Company or to obtain representation on the Board of Directors.

Why You Should Vote for Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive modern and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the Florida Business Corporation Act (the “FBCA”).

In addition, Delaware courts (such as the Court of Chancery and the Delaware Supreme Court) are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing Delaware law, with multiple cases concerning areas that Florida courts may not have considered. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which in turn may offer added advantages to us by allowing the Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

The Reincorporation also may make it easier to attract future candidates willing to serve on the Board of Directors because many such candidates are already familiar with Delaware law, including provisions of the DGCL relating to fiduciary duties and director indemnification, from their past business experience.

In addition, in the opinion of the Board of Directors, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by Delaware law. Certain investment funds, sophisticated investors, and brokerage firms may be more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less understood or perceived to be unresponsive to stockholder rights.

Effects of Reincorporation

Aside from being governed by the Delaware Certificate of Incorporation, the Delaware Bylaws and the DGCL, for all other purposes, Kyto-Delaware will be the same entity as Kyto-Florida immediately prior to the Reincorporation. By virtue of the Reincorporation, all of the rights, privileges and powers of Kyto-Florida, all property owned by Kyto-Florida, all debts due to Kyto-Florida and all other causes of action belonging to Kyto-Florida immediately prior to the Reincorporation will remain vested in Kyto-Delaware following the Reincorporation. In addition, by virtue of the Reincorporation, all debts, liabilities and duties of Kyto-Florida immediately prior to the Reincorporation will remain attached to Kyto-Delaware following the Reincorporation. We will remain as the same entity following the Reincorporation, and the Reincorporation will not result in any change in our business, management or operations or the location of our principal executive offices.

Upon effectiveness of the Reincorporation, all of our issued and outstanding shares of common stock automatically will be converted into issued and outstanding shares of common stock of Kyto-Delaware, without any action on the part of our stockholders. The Reincorporation will have no effect on the transferability of our shares or the trading of our shares of common stock on the OTCQB under the same trading symbol “KBPH.” We will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shares of our common stock that are freely tradable prior to the Reincorporation will continue to be freely tradable after the Reincorporation, and shares of our common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions as after the Reincorporation. The Reincorporation will not change the respective positions of our company or our stockholders under federal securities laws.

Furthermore, upon effectiveness of the Reincorporation, all outstanding warrants to purchase shares of our common stock will automatically be converted into a warrant to purchase or receive the same number of shares of Kyto-Delaware common stock, at the same price per share, upon the same terms, and subject to the same conditions as before the Reincorporation.

Upon effectiveness of the Reincorporation, our directors and officers will become the directors and officers of Kyto-Delaware, our employee benefit and incentive plans will become Kyto-Delaware plans, and each option, equity award or other right issued under such plans automatically will be converted into an option, equity award or right to purchase or receive the same number of shares of Kyto-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. Our employee benefit arrangements also will be continued by us upon the terms and subject to the conditions in effect at the time of the Reincorporation.

We believe that the Reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as our rights and obligations after the Reincorporation.

Our stockholders will not be required to exchange their stock certificates for new stock certificates. Following the effective time of the Reincorporation, any stock certificates submitted to our transfer agent for transfer will automatically be exchanged for stock certificates of Kyto-Delaware. Our stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) to us or our transfer agent unless and until requested to do so.

Under our current articles of incorporation, we are authorized to issue up to 100,000,000 shares of common stock and up to 3,500,000 shares of preferred stock. Upon completion of the Reincorporation and under the Delaware Certificate of Incorporation, the Company will be authorized to issue up to 40,000,000 shares of common stock and up to 30,000,000 shares of preferred stock. There are no contemplated transactions with respect to the decrease in the number of authorized common stock. Upon completion of the Reincorporation, the Company plans to issue an additional 1,756,250 shares of the Company’s Class A Preferred for an aggregate purchase price of $1,405,000.

Effect of Vote for Reincorporation

A vote in favor of the Reincorporation is a vote in favor of the Plan of Conversion, the Florida Certificate of Conversion, the Delaware Certificate of Conversion, the Delaware Bylaws, and the Delaware Certificate of Incorporation. If stockholders approve the proposal to reincorporate the Company from the State of Florida to the State of Delaware and the Company files the Florida Certificate of Conversion with the Florida Department of State Division of Corporation and the Delaware Certificate of Conversion and Delaware Certificate of Incorporation with the Delaware Secretary of State, and such filings become effective, the Company will become subject to Delaware law, the Delaware Certificate of Incorporation, and the Delaware Bylaws.

Effect of Not Obtaining Required Vote for Approval

If we fail to obtain the requisite vote of our stockholders for approval of the Reincorporation, the Reincorporation will not be consummated and we will continue to be incorporated under the laws of the State of Florida and governed by the FBCA, the current articles of incorporation of Kyto-Florida, and our existing bylaws.

Amendments, Termination and Abandonment of the Plan of Conversion

The Plan of Conversion may be amended or modified by the Board of Directors prior to effecting the Reincorporation, provided that the Board determines that such amendment would be in the best interests of Kyto-Florida and our stockholders, and provided further that, if stockholder approval has been obtained, the amendment does not (1) alter or change the manner or basis of exchanging an owner’s interest to be acquired for owner’s interests, rights to purchase owner’s interests, or other securities of any entity, or for cash or other property in whole or in part, or (2) alter or change any of the terms and conditions of the Plan of Conversion in a manner that adversely affects our stockholders.

The Reincorporation may be delayed by the Board of Directors, or the Plan of Conversion may be terminated and abandoned by action of the Board of Directors, at any time prior to the effective time of the Reincorporation, whether before or after approval by our stockholders, if the Board of Directors determines for any reason that such delay or termination would be in the best interests of Kyto-Florida and our stockholders.

Material U.S. Federal Income Tax Consequence of the Reincorporation to U.S. Holders

The following is a summary of the material United States federal income tax consequences to U.S. holders (as defined below) of the Reincorporation. The discussion is based on the Code, regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the tax consequences described below. This summary does not discuss all aspects of United States federal income taxation which may be important to particular investors in light of their individual investment circumstances. For example, it does not consider the effect of any applicable state, local, or non-U.S. tax laws, or any non-income tax laws (such as estate and gift tax laws). In addition, it does not address all aspects of U.S. federal income taxation that may affect particular holders in light of their particular investment or tax circumstances, including, without limitation, holders subject to special tax rules, such as partnerships, subchapter S corporations or other entities that are fiscally transparent for U.S. federal income tax purposes, banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our common stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S. dollar, persons who acquired our common stock pursuant to the exercise of stock options or otherwise as compensation, persons whose common stock constitutes qualified business stock with the meaning of Section 1202 of the Code, and persons who are not “U.S. persons” as defined below. This summary also does not consider any alternative minimum or Medicare “net investment income” tax considerations. Furthermore, this discussion does not address the tax consequences of transactions occurring prior to or after the Reincorporation (whether or not such transactions are in connection with the Reincorporation). This summary only applies to persons who hold our common stock and will hold Kyto-Delaware common stock as capital assets (generally, property held for investment) under the Code. Stockholders are urged to consult their tax advisors regarding the United States federal, state, local, and non-United States income and other tax considerations of the Reincorporation.

For purposes of this summary, a “U.S. holder” is a beneficial owner of our common stock who is, for United States federal income tax purposes (1) an individual who is a citizen or resident of the United States, (2) a corporation created in, or organized under the laws of, the United States or any state or political subdivision thereof or the District of Columbia, (3) an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source, or (4) a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all substantial decisions of the trust or (B) that otherwise elected to be treated as a United States person under applicable United States Treasury regulations.

We believe that the Reincorporation of the Company from Florida to Delaware should constitute a tax-free “reorganization” within the meaning of Section 368(a) of the Code. Assuming that the Reincorporation will be treated for United States federal income tax purposes as a reorganization, (1) holders of the Company’s common stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (2) the aggregate tax basis of shares of Kyto-Delaware’s common stock therefor, and (3) the holding period of the shares of Kyto-Delaware’s common stock received in the Reincorporation will include the holding period of the shares of Company common stock.

No ruling will be sought from the IRS with respect to the United States federal income tax consequences of the Reincorporation, and no assurance can be given that the United States federal income tax consequences described above will not be challenged by the IRS or, if challenged, will be upheld by a court. Accordingly, U.S. holders are urged to consult their tax advisors regarding the tax consequences of the Reincorporation.

EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISORS TO DETERMINE THE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE REINCORPORATION, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER LAWS.

Accounting Treatment

We expect that the Reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, our financial statements previously filed with the SEC will remain our financial statements following the Reincorporation.

Regulatory Approvals

The Reincorporation will not be consummated unless and until stockholder approval is obtained. We will obtain all required consents of governmental authorities, including the filing of the Florida Certificate of Conversion with the Florida Department of State Division of Corporations and the filing of the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation with the Secretary of State of the State of Delaware.

Dissenters’ Rights

Stockholders who strictly comply with the procedures set forth in Sections 607.1301 through 607.1333 of the FBCA may be entitled to dissent from the Reincorporation and, if the Reincorporation is consummated, to receive “fair value” for their shares in cash. The Company’s obligation to consummate the Reincorporation is subject to there being holders of no more than a de minimis amount of the Company’s common stock, as determined by the Board, who exercise appraisal rights. If holders of more than a de minimis amount of the Company’s common stock, as determined by the Board of Directors, exercise appraisal rights, then the Company may not consummate the conversion. A copy of Sections 607.1301 through 607.1333 of the FBCA is attached as Appendix I to this Proxy Statement. Failure to follow the procedures set forth in such provisions will result in a termination or waiver of the stockholder’s appraisal rights. To assert appraisal rights, a stockholder must NOT vote (or cause or permit his, her or its shares to be voted) in favor of the approval of the Reincorporation and must deliver to the Company before the vote on the Plan of Conversion is taken at the Annual Meeting written notice of the stockholder’s intent to demand payment of fair value if the conversion is consummated (“Demand Notice”). Simply not voting for the approval of the Plan of Conversion, abstaining or voting against the Plan of Conversion does not satisfy the requirement to deliver a Demand Notice before the vote is taken. Such Demand Notice should be delivered either in person, via courier or by mail (certified mail, return receipt requested, being the recommended form of transmittal) to:

Kyto Technology and Life Science Inc.

Attn: Simon Westbrook

13505 La Paloma Rd.

Los Altos Hills, California 94022

Phone: (408) 605-7695

Email: simonpwestbrook@gmail.com

Blank Check Preferred Stock

The Delaware Certificate of Incorporation authorizes the Board of Directors to issue shares of preferred stock in series with such preferences as designated at the time of issuance. Frequently, opportunities arise that require prompt action, and the Board of Directors believes that the delay necessary for stockholder approval of a specific issuance would be a detriment to the Company and our stockholders. The Board of Directors does not currently intend to seek stockholder approval prior to any issuance of a new class or series of preferred stock if the Reincorporation is approved, except as required by law or regulation. Should the Board of Directors determine to issue a new class or series of preferred stock, it will only do so upon terms that the Board of Directors deems to be in the best interests of the Company and our stockholders.

The voting rights and other rights to be accorded to any unissued series of preferred stock of the Company remain to be fixed by the Board of Directors. If the Board of Directors so authorizes, subject to the rights of the holders of the Class A Preferred, the holders of a new series of preferred stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions, might be given a disproportionately large number of votes or might be given preferences in dividend payment, liquidation or other rights. Such new series of preferred stock also could be convertible into a large number of shares of our Common Stock under certain circumstances or have other terms that might make acquisition of a controlling interest in the Company more difficult or more costly, including the right to elect additional directors to the Board of Directors. Potentially, a new series of stock could be used to create voting impediments or to frustrate persons seeking to effect a conversion or otherwise to gain control of the Company. In addition, a new series of stock could be privately placed with purchasers who might side with our management opposing a hostile tender offer or other attempt to obtain control of the Company.

As of March 31, 2019, the Company has authorized 2,000,000 shares of Class A Preferred Stock, par value $1.00 per share (“Class A”), and there are 1,868,750 shares of Class A outstanding. During nine months ended December 31, 2018, the Company completed a private placement for units consisting of one share of Class A and one warrant to purchase the Company’s common stock (each, a “Unit”). The Company issued: (i) 1,468,750 Units at a price per unit of $0.80, resulting in gross proceeds of $1,175,000; and (ii) 400,000 Units in exchange for the conversion of $320,000 worth of related party debt. Holders of Class A issued as part of each Unit can elect to convert such Class A into the Company’s common shares upon the Company publicly listing on NASDAQ, or holders can elect to receive $1.60 per share. In the event of any liquidation or winding up of the Company, the holders of the Class A shall be entitled to receive a liquidation preference of two time their original purchase price, plus any declared but unpaid dividends, in preference to the holders of the Company’s common stock. All share issuances and obligations are recognized in the Company’s corporate records. However, as of the date of this report stock certificates have not been delivered as a result of administrative delays in transferring to the Company’s selected stock transfer agent.

As of March 31, 2019, the Company has authorized 1,500,000 shares of Class B Preferred Stock, par value $0.80 (“Class B”), and there are 0 shares of Class B issued and outstanding. Because there are no shares of Class B issued and outstanding, following the effective time of the Reincorporation, we will file a Certificate of Designation with the Delaware Secretary of State once the terms of the Class B have been set.

What are the Changes to Stockholder Rights Before and After the Reincorporation?

Set forth below is a table summarizing the material differences in the rights of the stockholders of the Company before and after the Reincorporation is effective, as a result of the differences between Florida law and Delaware law, differences between the Company’s existing articles and bylaws, and the Certificate of Incorporation and Delaware Bylaws.

Provision	Florida Law, Florida Articles of Incorporation and Florida Bylaws	Delaware Law, Delaware Certificate of Incorporation and Delaware Bylaws	Notes
Amendment of Charter Documents

Florida law requires a vote of the corporation’s board of directors followed by the affirmative vote of the majority of shares present or in person and entitled to vote to approve any amendment to the articles of incorporation. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment. Florida law provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.

Delaware law requires a vote of a corporation’s board of directors followed by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote to approve any amendment to the certificate of incorporation, unless a greater percentage vote is required by the certificate of incorporation. Where a separate vote by class or series is required, the affirmative vote of a majority of the shares of such class or series is required unless the certificate of incorporation requires a greater percentage vote. Further, Delaware law states that if an amendment would increase or decrease the aggregate number of authorized shares of a class, increase or decrease the par value of shares of a class or alter or change the powers, preferences or special rights of a particular class or series of stock so as to affect them adversely, the class or series so affected shall be given the power to vote as a class notwithstanding the absence of any specifically enumerated power in the certificate of incorporation. Delaware law also states that the power to adopt, amend or repeal the bylaws of a corporation shall be vested in the stockholders entitled to vote, provided that the corporation in its certificate of incorporation may confer such power on the board of directors in addition to the stockholders.

Delaware law restricts the ability of the Board to amend the Company’s bylaws unless the certificate of incorporation of the Company otherwise provides. Consistent with the current bylaws of the Company, the Delaware Certificate of Incorporation does confer on the Board the ability to amend the Delaware Bylaws, subject to certain limitations, as described below.

The Company’s existing bylaws provide that the bylaws of the Company may be amended, except that the Board may not alter or repeal bylaws adopted or amended by the shareholders.

The Certificate of Incorporation and the Delaware Bylaws provide that the Board is authorized to adopt, amend or repeal the bylaws, provided that the stockholders may amend, alter or repeal any bylaw adopted or amended by Board. The Board may not alter or repeal bylaws adopted or amended by the stockholders, including any bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors and no bylaws shall be adopted by the Board which shall require more than a majority of the voting shares for a quorum at a stockholder meeting, or more than a majority of the stockholder votes for an action of the stockholders at a meeting of the stockholders.

The Delaware Bylaws preserve powers granted to the stockholders in the Company’s current bylaws. The Board or the stockholders may adopt, amend or repeal bylaws and the Board is restricted in its ability to alter or repeal bylaws adopted or amended by the stockholders.

Number of Directors

Florida law provides that corporation must have at least one director, and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number of directors, and for the manner in which the number of directors may be increased or decreased.

Delaware law provides that a corporation must have at least one or more directors to be fixed as provided in the bylaws of the corporation, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate of incorporation.

Florida and Delaware law are substantially similar in respect to setting the number of directors of the Company.

The Company’s existing bylaws provide that the Board shall consist of no less than one member but may be increased in number thereof as is authorized by Florida laws.

The Delaware Bylaws provide that the number of directors shall be fixed from time to time by the Board pursuant to a resolution adopted by a majority of the total number of directors. The Delaware Bylaws also provide that the stockholders may fix the number of directors from time to time by resolution of the stockholders.

The Delaware Bylaws are similar to the Company’s current bylaws, but provide more flexibility to the Board to determine the number of directors by providing that the number can be set simply by resolution. In both the Delaware Bylaws and the current bylaws the Company’s stockholders have the right to amend the bylaws to set a specific number of directors. In the current bylaws the stockholders have the right to fix the number of directors by amending the bylaws, whereas in the Delaware Bylaws stockholders may fix the number of directors by resolution of the stockholders.

Classified Board of Directors

Under Florida law, the articles of incorporation or the bylaws may provide for the classification of directors as to the duration of their respective terms of office or as to their election by one or more authorized classes or series of shares.

Under Delaware law, the certificate of incorporation or the bylaws may provide for the classification of directors into as many as three classes with staggered terms of office. The certificate of incorporation may provide the holders of any class or series of stock the right to elect 1 or more directors. In addition, the certificate of incorporation may confer upon 1 or more directors voting powers greater than or less than those of other directors.

Florida and Delaware law are substantially similar in respect to classification of the Board.

The Certificate of Incorporation and the Delaware Bylaws will not provide for a classified board of directors.

The Delaware Bylaws will not provide for a classified Board as the Board does not believe that classification is in the best interests of the stockholders, who should be able to vote on the election of all directors at each annual meeting of shareholders.

Term of Board of Directors

Florida law provides that, unless otherwise provided in the articles of incorporation or bylaws, each director holds office after the expiration of his or her term until a successor is elected and qualified at an annual meeting of stockholders, or until the director resigns or is removed.

The default rule in Delaware is that each director shall hold office until the next annual meeting of stockholders (and until such director’s successor is elected and qualified) or until such director’s earlier resignation or removal.

Florida and Delaware law are substantially similar in respect to the term of directors.

	The Company’s existing bylaws provide that each director shall hold office until the next annual shareholder meeting or until his or her successor is elected and qualified.	The Delaware Bylaws provide that each director shall hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.	The Delaware Bylaws and the current bylaws are identical in this regard.

Removal of Directors

Florida law provides that the any director may be removed, with or without cause, from office by the vote of stockholders. With respect to corporations that elect directors with cumulative voting, any director or directors who constitute fewer than all of the directors may not be removed except upon vote of the stockholders owning sufficient shares to prevent shares to prevent each director’s election at the time of removal.

Delaware law provides that a director may be removed with or without cause by the holders of a majority in voting power of the issued and outstanding stock entitled to vote, except that (1) members of a classified board of directors may be removed only for cause, unless the certificate of incorporation provides otherwise, and (2) in the case of a corporation having cumulative voting, directors may not be removed in certain situations without satisfying certain stockholder approval requirements.

Florida and Delaware law are substantially similar in respect to the removal of directors.

	The Company’s existing bylaws provide that directors may be removed by a vote of the majority of the shares of outstanding stock entitled to vote at an election of directors.	The Delaware Bylaws provide that any director may be removed by the holders of a majority of shares then entitled to vote at an election of directors.	The Delaware Bylaws are identical to the current bylaws and set a required vote of a majority of the issued and outstanding shares to remove a director, which complies with Delaware law.

Filling Vacancies on the Board of Directors

Florida corporate law provides that all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation. Unless otherwise provided in the articles of incorporation, pursuant to a resignation by a director, the board may fill the vacancy or vacancies with each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

Delaware law provides that, unless otherwise provided in the certificate of incorporation or bylaws of a corporation, vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Further, if, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole board, the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

Delaware law provides greater protection to the Company’s stockholders by permitting stockholders representing at least 10% of the issued and outstanding shares to apply to the Delaware Court of Chancery to have an election of directors in the situation where the directors in office constitute less than a majority of the whole Board.

The Company’s existing bylaws provide that vacancies on the Board shall be filled by a vote of the directors then in office, though less than a quorum, in any way approved by the meeting. Any directorship to be filled by reason of removal by the shareholders may be filled by election by the stockholders at the meeting at which the director is removed.

The Delaware Bylaws provide that any vacancy on the board of directors may be filled by only a majority vote of the directors then in office, though less than a quorum, or by a sole remaining director. Any directorship to be filled by reason of removal by the stockholders may be filled by election by the stockholders at the meeting at which the director is removed.

The Delaware Bylaws provide the same appointment rights as the Company’s existing bylaws.

Board Action by Written Consent

Under Florida law, unless otherwise stated in the articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of the board of directors or committee of the board of directors may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board except any interested directors.

Under Delaware law, unless otherwise stated in the articles of incorporation or bylaws, any action required or permitted to be taken at any meeting of the board of directors or committee of the board of directors may be taken without a meeting if all members of the board consent thereto in writing, or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board, or committee.

Florida and Delaware law are substantially similar in respect to the action by written consent.

	The Company’s existing articles of incorporation and bylaws do not change this statutory provision.	The Certificate of Incorporation and the Delaware Bylaws do not change this statutory provision.	The Delaware Bylaws and the Company’s current bylaws are identical in respect to action by written consent.

Stockholder Voting- Quorum

Florida law provides that a majority of the voting power, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on all matters), constitutes a quorum for the transaction of business.

		Delaware law provides that a majority of shares entitled to vote, present in person or by proxy, constitutes a quorum at a stockholder meeting.	Florida and Delaware law are substantially similar in respect to quorum requirements.

	The Company’s existing bylaws provide that a majority of the voting power, present in person or by proxy at a meeting of stockholders constitutes a quorum for the transaction of business.	The Delaware Bylaws provide that a majority of the voting power, present in person or by proxy at a meeting of stockholders constitutes a quorum for the transaction of business.	The Delaware Bylaws and the Company’s current bylaws are identical in respect to quorum requirements.

Director Elections	Florida law provides that, unless otherwise stated in the articles or bylaws, the election of directors shall be by a plurality of the vote.	Delaware law provides that, unless otherwise stated in the articles or bylaws, the election of directors shall be by a plurality of the vote.	Florida and Delaware law are substantially similar in respect to the election of directors.

	The Company’s existing bylaws are silent on the vote required for election of directors. Florida law by default provides that election of directors is by a plurality of the vote.	The Delaware Bylaws provide that the election of directors shall be by a plurality of the vote.

The Delaware Bylaws provide for the same standard for election of directors as is currently applicable to the Company, but makes this standard explicit in the bylaws rather than defaulting to Florida law.

Stockholder Action by Written Consent

Florida law provides that, unless the articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of the outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.

Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to the action in writing. In addition, the corporation is required to give prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

Florida and Delaware law are substantially similar in relation to action by written consent of the stockholders.

The Company’s existing bylaws provide that an action may be taken without a meeting if a consent in writing is signed by at least a majority of the voting power.

The Certificate of Incorporation and Delaware Bylaws provide that any action required to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to the action in writing.

Since the Delaware Bylaws set the necessary vote for action by the stockholders at a majority of the voting power present at the meeting, the effect of the Delaware Bylaws regarding action by written consent is identical to the Company’s current bylaws.

Limitation on Director Liability

Under Florida law, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Under Delaware law, if a corporation’s certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited. A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit.

Delaware law is more extensive in the enumeration of actions under which the Company may not eliminate a director’s personal liability.
	The Company’s existing articles of incorporation do not change this statutory provision.	The Certificate of Incorporation will not change this statutory provision.	--

Declaration and Payment of Dividends

Under Florida law, except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Under Delaware law, subject to any restriction contained in a corporation’s certificate of incorporation, the board of directors may declare, and the corporation may pay, dividends or other distributions upon the shares of its capital stock either (a) out of “surplus” or (b) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, unless net assets (total assets in excess of total liabilities) are less than the capital of all outstanding preferred stock. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all issued shares of capital stock).

--

	The Company’s existing articles of incorporation does not change this statutory provision.	The Certificate of Incorporation will not change this statutory provision.	--

Taxes and Fees	Florida imposes an annual corporate income tax, which is computed using federal taxable income, modified by certain adjustments set forth by the state of Florida. Adjusted federal taxable income is apportioned to Florida using a three-factor formula. The formula is a weighted average, designating 25% each to factors for property and payroll, and 50% to sales. Florida also provides a $50,000 exemption to arrive at Florida taxable net income. The tax is calculated by multiplying Florida taxable net income by 5.5%.	Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the gross assets of the corporation.	--

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO ADOPT THE REINCORPORATION PROPOSAL.

PROPOSAL 7—ADJOURNMENT PROPOSAL

Overview

In order to ensure that approval of the Reincorporation Proposal is obtained, the Board wishes to seek approval of a proposal to adjourn the Annual Meeting, if necessary, to solicit more votes in favor of the Reincorporation Proposal.

Vote Required

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the votes cast at the meeting. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore have no effect on this proposal.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The following table sets forth certain information with respect to our current directors, executive officers and key employees. See the Director Proposal related to the appointment of Directors. The ages of the directors, executive officer and key employees are shown as of [●], 2019.

Name	Title	Age
Georges Benarroch	Director	72

Paul Russo	Chief Executive Officer, Director	76

Simon Westbrook	Chief Financial Officer	70

The biographical information for the Directors are set forth above in the Director Proposal. Set forth below is biographical information with respect to each of the executives not listed in the Director Proposal.

Simon Westbrook, Chief Financial Officer

Mr. Westbrook has served as the Company's Chief Financial Officer since March 2018. In 2009, Mr. Westbrook founded Aargo Inc, a company specializing in financial consulting services to corporations in various tech-related industries. Prior to Aargo, Inc., Mr. Westbrook was Chief Financial Officer of Amber Networks, Inc., and the Chief Financial Officer of Sage, Inc. (NASDAQ: SAGI), a Silicon Valley company specializing in flat panel displays. Before joining Sage, Inc., Mr. Westbrook held a number of senior financial positions at Creative Technology Ltd. (NASDAQ: CREAF), a leading PC multimedia company, and Atari Corporation, the video game and home computer company both in the United States and overseas. At various times, Mr. Westbrook has held positions as an advisory board member of the Silicon Valley Financial Executives Institute, and various technology start-up companies where he has assisted in strategic planning, fund raising and team development. Mr. Westbrook is a Chartered Accountant and holds a Masters in Economics from Trinity College, Cambridge University.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Arrangements or Understandings with Directors

None

Legal Proceedings

None of our directors or executive officers has been involved in any legal proceeding in the past 10 years that would require disclosure under Item 401(f) of Regulation S-K promulgated under the Securities Act.

Code of Ethics

We have adopted a code of business conduct and ethics that is applicable to all of our employees, officers and directors. The code is available on our web site. We intend to disclose future amendments to, or waivers from, certain provisions of our code of ethics, if any, on the above website within four business days following the date of such amendment or waiver.

Committees of the Board of Directors

The Company does not have any standing committees of our Board of Directors at this time.

REPORT OF THE AUDIT COMMITTEE

The full Board acted as the Audit Committee for the year ended March 31, 2019. In this report, references to the Committee shall be deemed references to the full Board of Directors as of March 31, 2019. The Committee's responsibilities include oversight of the Company's independent auditors as well as oversight of management's conduct in the Company's financial reporting process. The Committee also approves the Company's retention of independent auditors and pre-approves any audit or non-audit services performed by them. Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. For the year ended March 31, 2019, the Committee has met and discussed with management and the independent auditors the fair and complete presentation of the Company's financial statements. The Committee has also discussed and reviewed with the independent auditors all communications required by GAAP, including those described in Auditing Standards No. 16, "Communication with Audit Committees", as adopted by the PCAOB. The Committee has discussed significant accounting policies applied in the financial statements, as well as alternative treatments. Management has represented that the consolidated financial statements have been prepared in accordance with GAAP. The Company's independent auditors also provided to the Committee the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communication with the Committee concerning independence. The Committee discussed with the independent auditors their firm's independence.

Based on the Committee's discussion with Management and the independent auditors and the report of the independent auditors to the Committee, the Board of Directors included the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended March 31, 2019 for filing with the Securities and Exchange Commission.

Communications with the Board

Stockholders may communicate with the Board or any of the directors by sending written communications addressed to the Board of Directors generally, or to any director(s), to Kyto Technology and Life Science Inc., Attn: Paul Russo, 13505 La Paloma Rd., Los Altos Hills, California 94022. All communications are compiled and forwarded to the Board or the individual director(s) accordingly.

Board Leadership Structure

Our Board is responsible for the control and direction of the Company. The Board represents the Company’s stockholders, and its primary purpose is to build long-term stockholder value. Mr. Benarroch serves as Chairman of the Board and Corporate Secretary of the Company. The Board believes that Mr. Benarroch is best situated to serve as Chairman because of his long history with the Company. In this combined role, Mr. Benarroch is able to foster clear accountability and effective decision making. The Board believes that the combined role of Chairman and Corporate Secretary strengthens the communication between the Board and management and provides a clear roadmap for stockholder communications. We therefore believe that the creation of a lead independent director position is not necessary at this time.

Board’s Role in Risk Oversight

The Board of Directors as a whole has responsibility for risk oversight. The oversight responsibility of the Board is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks. This reporting is designed to focus on areas that include strategic, operational, financial and reporting, compensation, compliance and other risks.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that other than a late Form 4 filing during the period from April 1, 2018 to March 31, 2019, all filing requirements applicable to its officers, directors and ten percent beneficial owners were complied with.

Non-Employee Director Compensation

None

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the particulars of compensation paid to our current executive officers during the years ending March 31, 2019 and 2018.

		Annual Compensation			Long-Term Compensation
Director or Executive Officers	Year	Salary	Bonus	Other Annual Compensation	Securities Under Options/SARs Granted (#)	Restricted Shares or Restricted Share Units	LTIP
Paul Russo, CEO, Director	2019	None	None	None	None	None	None
	2018	None	None	None	None	None	None

Simon Westbrook, CFO	2019	None	None	None	None	None	None
	2018	None	None	None	None	None	None

Georges Benarroch, Director	2019	None	None	None	None	None	None
	2018	None	None	None	None	None	None

Peter Prendergast, Former Director	2018	None	None	None	None	None	None

Outstanding Equity awards

The following table provides a summary of equity awards outstanding for each of the Named Executive Officers and Directors as of March 31, 2019:

Name and Position	Options as of April 1, 2018	Granted	Vested	Exercised	Options as of March 31, 2019
Georges Benarroch, Director	-	-	-	-	-

Paul Russo, CEO, Director	-	2,697,085	2,697,085	2,697,085	-

Simon Westbrook, CFO	-	-	-	-	-

Director Compensation

The following table shows the particulars of compensation paid to our current directors during the years ending March 31, 2019 and 2018.

		Annual Compensation
Name and Position	Year	Salary	Bonus	Other Annual Compensation

Georges Benarroch, Director	2018	-	-	-
	2017	-	-	-

Paul Russo, CEO, Director	2018	-	-	-
	2017	-	-	-

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information relating to the beneficial ownership of our common stock as of [●], 2019, by:

•each person, or group of affiliated persons, known by us to beneficially own more than five percent of the outstanding shares of our common stock;

•each of our directors;

•each of our named executive officers; and

•all directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or dispositive power as well as any shares that the individual has the right to acquire within 60 days of [●], 2019 through the exercise of any stock option, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and dispositive power with respect to all shares of common stock held by that person.

Beneficial Owner Greater than 5% Stockholders	Shares of Common Stock Beneficially Owned (#)	Percentage of Common Stock Beneficially Owned (%)

Comindus Finance Corp.*	2,697,085	46.2%

Dr. Uri Sagman	190,503	3.3%

Paul Russo, CEO, Director**	2,697,085	46.2%

Other, less than 5%	252,159	4.3%

Total:	5,836,832	100%

* Georges Benarroch is the President and Chief Executive Officer of Comindus Finance Corp.

** Paul Russo is a Director and also the Chief Executive Officer of the Company

OTHER MATTERS

We do not know of any business other than that described in this Proxy Statement that will be presented for consideration or action by the stockholders at the Annual Meeting. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.

APPENDICES

A.2019 Stock and Incentive Plan 2019

B.Form Proxy Card

C.Plan of Conversion

D.Florida Certificate of Conversion

E.Delaware Certificate of Conversion

F.Delaware Certificate of Incorporation

G.Delaware Certificate of Designation for the Class A Preferred

H.Delaware Bylaws

I.Florida Law on Dissenter’s Rights

By Order of the Board of Directors

/s/ Paul Russo

Paul Russo,

Chief Executive Officer

Los Altos, California

[●], 2019

Appendix A

KYTO TECHNOLOGY AND LIFE SCIENCE, INC.

2019 STOCK AND INCENTIVE PLAN

Section 1. Purpose

The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders.

Section 2. Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)“Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

(b)“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

(c)“Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).

(d)“Board” shall mean the Board of Directors of the Company.

(e)“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)“Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. “Company” shall mean Kyto Technology and Life Science, Inc. and any successor corporation.

(g)“Director” shall mean a member of the Board.

(h)“Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(i)“Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended.

(j)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k)“Fair Market Value” with respect to one Share as of any date shall mean (a) if the Share is listed on any established stock exchange, the price of one Share at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of Shares shall have occurred on such date, on the next preceding date on which there was a sale of Shares; (b) if the Shares are not so listed on any established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, the per share value of one Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.

(l)“Full Value Award” shall mean any Award other than an Option, Stock Appreciation Right or similar Award, the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award.

(m)“Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(n)“Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(o)“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.

(p)“Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.

(q)“Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(r)“Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(s)“Plan” shall mean the Kyto Technology and Lice Science, Inc. 2019 Stock and Incentive Plan, as amended from time to time.

(t)“Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(u)“Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(v)“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(w)“Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(x)“Securities Act” shall mean the Securities Act of 1933, as amended.

(y)“Share” or “Shares” shall mean common shares $0.01 par value in the capital of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).

(z)“Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(aa)“Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3. Administration

(a)Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Section 7, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended, subject to the limitations in Section 7; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)Delegation. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of applicable exchange rules or applicable corporate law.

(c)Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3; and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate.

(d)To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.

Section 4. Shares Available for Awards

(a)Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal 2,000,000 Shares. The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4(b) below. When determining the Shares added to and subtracted from the aggregate reserve under paragraphs (ii) and (iii) above, the number of Shares added or subtracted shall be also determined in accordance with the Share counting rules described in Section 4(b) below (including, for avoidance of doubt, the fungibility ratio and Share recycling rules).

(b)Counting Shares. For purposes of this Section 4, except as set forth in this Section 4(b) below, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(c)Shares Added Back to Reserve. Subject to the limitations in (ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation on Full Value Awards or Shares covered by an Award that are settled in cash), or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

(i)Shares Not Added Back to Reserve. Notwithstanding anything to the contrary in (i) above, the following Shares will not again become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Option or Stock Appreciation Right; (C) Shares covered by a stock-settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (D) Shares that are repurchased by the Company using Option exercise proceeds.

(ii)Cash-Only Awards. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(iii)Substitute Awards Relating to Acquired Entities. Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(d)Adjustments. In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d) (i) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

(e)Award Limitations Under the Plan. The limitation contained in this Section 4(d) shall apply only with respect to any Award or Awards granted under this Plan, and limitations on awards granted under any other shareholder-approved incentive plan maintained by the Company will be governed solely by the terms of such other plan.

(i)Limitation for Awards Denominated in Shares. No Eligible Person may be granted any Awards, for more than 100,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate, in any calendar year.

(ii)Limitation for Awards Granted to Non-Employee Directors. No Director who is not also an employee of the Company or an Affiliate may be granted any Award or Awards denominated in Shares that exceed in the aggregate $100,000 (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year. The foregoing limit shall not apply to any Award made pursuant to any election by the Director to receive an Award in lieu of all or a portion of annual and committee retainers and annual meeting fees.

Section 5. Eligibility

Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6. Awards

(a)Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan, as the Committee shall determine:

(i)Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)Option Term. The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant. Notwithstanding the foregoing, the Committee may provide in the terms of an Option (either at grant or by subsequent modification) that, to the extent consistent with Section 409A, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option) (i) the exercise of the Option is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended for a period of not more than thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

(iii)Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms, including, but not limited to, cash, Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price, in which payment of the exercise price with respect thereto may be made or deemed to have been made.

(A)Promissory Notes. Notwithstanding the foregoing, the Committee may not permit payment of the exercise price, either in or whole or in part, with a promissory note.

(B)Net Exercises. The Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Shares.

(iv)Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(B)All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the shareholders of the Company.

(C)Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

(D)The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(E)Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b)Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the same limitations in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(e). Restrictions may be time, service, or performance based or any combination thereof.

(ii)Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)Forfeiture. Except as otherwise determined by the Committee or as provided in an Award Agreement, upon a Participant’s termination of employment or service or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by such Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing: (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights, or other Awards the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award; and (ii) no dividend or Dividend Equivalent payment shall be made to a Participant with respect to any Award subject to performance-based vesting conditions prior to the date on which all conditions or restrictions relating to such Award (or portion thereof to which the dividend or Dividend Equivalent relates) have been satisfied, waived, or lapsed.

(e)Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. No Award issued under this Section 6(f) shall contain a purchase right or an option-like exercise feature.

(f)General.

(i)Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)Limits on Transfer of Awards. Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Where the Committee does permit the transfer of an Award other than a fully vested and unrestricted Share, such permitted transfer shall be for no value and in accordance with the rules of Form S-8. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(v)Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(vi)Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s shareholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units, or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

(vii)Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

(viii)Acceleration of Vesting or Exercisability. No Award Agreement shall accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change-in-control event, unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such change-in-control event.

Section 7. Amendment and Termination; Corrections

(a)Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of shareholders of the Company in order to:

(i)amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A or any other applicable tax provision), and no action taken to comply shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof; or

(iv)amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty, prior approval of the shareholders of the Company shall be required for any amendment to the Plan or an Award that would:

(i)require stockholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange or any other securities exchange that are applicable to the Company;

(ii)increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii)increase the number of shares or value subject to the limitations contained in Section 4(d) of the Plan;

(iv)permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6(g)(vi) of the Plan;

(v)permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan; or

(vi)increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a)(ii) and Section 6(b).

(b)Corporate Transactions. In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter the rights of any holder of an Award or beneficiary thereof:

(i)either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii)that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)that, subject to Section 6(g)(viii), the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

(c)Correction of Defects, Omissions and Inconsistencies. The Committee may, without prior approval of the shareholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8. Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. Without limiting the foregoing, in order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (subject to any applicable limitations under ASC Topic 718 to avoid adverse accounting treatment) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9. General Provisions

(a)No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c)Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)No Rights of Shareholders. Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(e)), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(e)No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f)No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)Governing Law. The internal law, and not the law of conflicts, of the State of Delaware shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(h)Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(k)No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10. Clawback or Recoupment

All Awards under this Plan shall be subject to recovery or other penalties pursuant to (i) any Company clawback policy, as may be adopted or amended from time to time, or (ii) any applicable law, rule or regulation or applicable stock exchange rule, including, without limitation, Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable stock exchange listing rule adopted pursuant thereto.

Section 11. Effective Date of the Plan

The Plan was adopted by the Board on March 26, 2019. The Plan shall be subject to approval by the shareholders of the Company at the annual meeting of shareholders of the Company to be held on [●], 2019 and the Plan shall be effective as of the date of such shareholder approval.

Section 12. Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, on May 31, 2029 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

Appendix B

kyto technology and life science, inc.

ANNUAL MEETING OF STOCKHOLDERS

[●], 2019

PROXY BALLOT

Total Votes represented by Proxy: __________________

All shares of capital stock of Kyto Technology and Life Science, Inc. (the “Company”), that are represented at the 2019 Annual Meeting of Stockholders by one or more proxies (the “Proxies”) granted to the undersigned (and to each of them individually) are hereby voted in accordance with the instructions that appear on the Proxies.

Proposal No. 1—DIRECTOR PROPOSAL

Paul Russo	[ ] For [ ] Against [ ] Abstain
Georges Benarroch	[ ] For [ ] Against [ ] Abstain

Proposal No. 2—ACCOUNTANT PROPOSAL

Ratify the appointment by the Company of RBSM, LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2020.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 3 —ADVISORY VOTE ON EXECUTIVE COMPENSATION

The approval, on an advisory basis, of the compensation packages for the Company’s named executive officers for the transition period ended June 30, 2019.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 4 —FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

The approval of the frequency with which the Company’s stockholders will vote on compensation packages for the Company’s named executive officers.

THREE YEARS	TWO YEARS	ONE YEAR	ABSTAIN
[ ]	[ ]	[ ]	[ ]

Proposal No. 5 —PLAN PROPOSAL

The approval of the Company’s 2019 Stock and Incentive Plan.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

B-1

Proposal No. 6 — REINCORPORATION PROPOSAL

Approve the reincorporation of the Company from the State of Florida to the State of Delaware.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 7 — ADJOURNMENT PROPOSAL

Adjournment of the Annual Meeting, if necessary, to continue to solicit votes in favor of Proposal 2.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

If any matter is voted upon at the Annual Meeting other than the proposals set forth on the Proxies, then with respect to such matter the undersigned will supplement this ballot with an additional ballot pursuant to which the undersigned will vote all shares as to which they have discretionary authority. In the case of a voice vote, the undersigned hereby indicates that the Proxies will be voted in the matter announced by one or both of the undersigned at the Annual Meeting.

______________________________________

[●]

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Appendix C

PLAN OF CONVERSION

FOR CONVERTING

KYTO TECHNOLOGY AND LIFE SCIENCE, INC.,

a Florida corporation

TO

KYTO TECHNOLOGY AND LIFE SCIENCE, INC.,

a Delaware corporation

This Plan of Conversion (together with all of the exhibits attached hereto, the “Plan”), dated [●], 2019, is hereby adopted by Kyto Technology and Life Science, Inc., a Florida corporation (the “Corporation”), in order to set forth the terms, conditions and procedures governing the conversion of the Corporation from a Florida corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 607.1112 of the Florida Business Corporation Act, as amended (the “FBCA”).

RECITALS

WHEREAS, the Corporation is a corporation organized and existing under the laws of the State of Florida;

WHEREAS, the Board of Directors of the Corporation (the “Board”) has determined that it would be in the best interests of the Corporation and its stockholders for the Corporation to convert from a Florida corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 607.1112 of the FBCA; and

WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board.

NOW, THEREFORE, BE IT RESOLVED, that the Corporation hereby adopts the Plan as follows:

1.Conversion.

a.Upon the Effective Date (as hereinafter defined), the Corporation shall be converted from a Florida corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 607.1112 of the FBCA (the “Conversion”) and the Corporation, as converted to a Delaware corporation (the “Resulting Corporation”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Resulting Corporation shall be deemed to have commenced on the date the Corporation commenced its existence in the State of Florida.

b.As promptly as practicable following the adoption of the Plan, the Corporation shall cause the Conversion to be effective by:

i.filing a certificate of conversion pursuant to Section 607.1113 of the FBCA, substantially in the form attached hereto as Exhibit A (the “Florida Certificate of Conversion”) with the Florida Department of State Division of Corporations;

ii.filing a certificate of conversion, substantially in the form attached hereto as Exhibit B, pursuant to Sections 103 and 265 of the DGCL in (the “Delaware Certificate of Conversion”) with the Secretary of State of the State of Delaware; and

iii.filing a certificate of incorporation of the Resulting Corporation substantially in the form attached hereto as Exhibit C (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware.

c.Upon the Effective Date, the bylaws substantially in the form attached hereto as Exhibit D (the “Delaware Bylaws”) will be the bylaws of the Resulting Corporation, and the Board of the Resulting Corporation shall adopt the Delaware Bylaws as promptly as practicable following the Effective Date.

2.Effect of Conversion.

a.Upon the Effective Date, the name of the Resulting Corporation shall continue to be “Kyto Technology and Life Science, Inc.”

b.Upon the Effective Date, by virtue of the Conversion and without any further action on the part of the Corporation or its stockholders, the Resulting Corporation shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Corporation existing immediately prior to the Effective Date. Upon the Effective Date, by virtue of the Conversion and without any further action on the part of the Corporation or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Corporation existing immediately prior to the Effective Date, and all property, real, personal and mixed, and all debts due to the Corporation existing immediately prior to the Effective Date, as well as all other things and causes of action belonging to the Corporation existing immediately prior to the Effective Date, shall remain vested in the Resulting Corporation and shall be the property of the Resulting Corporation and the title to any real property vested by deed or otherwise in the Corporation existing immediately prior to the Effective Date shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Corporation existing immediately prior to the Effective Date shall be preserved unimpaired, and all debts, liabilities and duties of the Corporation existing immediately prior to the Effective Date shall remain attached to the Resulting Corporation upon the Effective Date, and may be enforced against the Resulting Corporation to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Resulting Corporation in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Corporation existing immediately prior to the Effective Date, as well as the debts, liabilities and duties of the Corporation existing immediately prior to the Effective Date, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Resulting Corporation upon the Effective Date for any purpose of the laws of the State of Delaware.

c.The Conversion shall not be deemed to affect any obligations or liabilities of the Corporation incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

3.Taxes. The Corporation intends for the Conversion to constitute a tax-free reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, neither the Corporation nor any of its stockholders should recognize gain or loss for federal income tax purposes as a result of the Conversion.

4.Effective Date. The Conversion shall become effective upon the filing of the Florida Certificate of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation (the time of the effectiveness of the Conversion, the “Effective Date”).

5.Effect of Conversion on the Corporation’s Securities. Upon the Effective Date, by virtue of the Conversion and without any further action on the part of the Corporation or its stockholders:

a.Each share of common stock of the Corporation, $0.0001 par value per share (“Corporation Common Stock”) that is issued and outstanding immediately prior to the Effective Date shall convert into one validly issued, fully paid and nonassessable share of common stock, $0.01 par value per share, of the Resulting Corporation (“Resulting Corporation Common Stock”). Each share of preferred stock of the Corporation, $1.00 par value per share (“Corporation Preferred Stock”) that is issued and outstanding immediately prior to the Effective Date shall convert into one validly issued, fully paid and nonassessable share of preferred stock of the Resulting Corporation, $0.01 par value per share (“Resulting Corporation Preferred Stock”).

b.Each option to acquire shares of Corporation Common Stock outstanding immediately prior to the Effective Date shall convert into an equivalent option to acquire the same number of shares of Resulting Corporation Common Stock, upon the same terms and conditions as were in effect immediately prior to the Effective Date.

c.Each warrant or other right to acquire shares of Corporation Common Stock outstanding immediately prior to the Effective Date shall convert into an equivalent warrant or other right to acquire the same number of shares of Resulting Corporation Common Stock, upon the same terms and conditions as were in effect immediately prior to the Effective Date.

d.All of the outstanding certificates representing shares of Corporation Common Stock immediately prior to the Effective Date shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Resulting Corporation Common Stock.

6.Effect of the Conversion on Employee Benefit, Stock Option and Other Equity-Based Plans. Upon the Effective Date, by virtue of the Conversion and without any further action on the part of the Corporation or its stockholders, each employee benefit plan, stock option plan, and other equity-based plan of the Corporation shall continue to be a plan of the Resulting Corporation. To the extent that any such plan provides for the issuance of Corporation Common Stock, upon the Effective Date, such plan shall be deemed to provide for the issuance of Resulting Corporation Common Stock.

7.Effect of Conversion on Directors and Officers. Upon the Effective Date, by virtue of the Conversion and without any further action on the part of the Corporation or its stockholders, the members of the Board and the officers of the Corporation holding their respective offices in the Corporation existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board and officers of the Resulting Corporation.

8.Further Assurances. If, at any time after the Effective Date, the Resulting Corporation shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of the Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Resulting Corporation its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Corporation existing immediately prior to the Effective Date, or (b) to otherwise carry out the purposes of the Plan, the Resulting Corporation and its officers and directors are hereby authorized to solicit in the name of the Resulting Corporation any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Resulting Corporation all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Resulting Corporation, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Corporation existing immediately prior to the Effective Date and otherwise to carry out the purposes of the Plan.

9.Termination; Amendment. At any time prior to the Effective Date, the Plan may be terminated or amended by action of the Board if, in the opinion of the Board, such action would be in the best interests of the Corporation and its stockholders.

10.Third Party Beneficiaries. The Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

11.Severability. Whenever possible, each provision of the Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Plan.

IN WITNESS WHEREOF, the Corporation has caused this Plan to be duly executed as of the date first above written.

KYTO TECHNOLOGY AND LIFE SCIENCE, INC.

By:__________________________________

Paul Russo, Chief Executive Officer

Appendix D

Certificate of Conversion

For

Florida Profit Corporation

Into

Delaware Profit Corporation

This Certificate of Conversion is submitted to convert the following Florida Profit Corporation into a Delaware Profit Corporation in accordance with s. 607.1113, Florida Statutes.

1.The name of the Florida Profit Corporation converting into the Delaware Profit Corporation is Kyto Technology and Life Science, Inc.

2.The name of the Delaware Profit Corporation is Kyto Technology and Life Science, Inc.

3.The Delaware Profit Corporation is a Corporation organized, formed or incorporated under the laws of the State of Delaware.

4.The above referenced Florida Profit Corporation has converted into a Delaware Profit Corporation in compliance with Chapter 607, F.S., and the conversion complies with the applicable laws governing the Delaware Profit Corporation.

5.The plan of conversion was approved by the converting Florida Profit Corporation in accordance with Chapter 607, F.S.

6.This conversion was effective under the laws governing the Delaware Profit Corporation on [●].

7.This conversion shall be effective in Florida on [●].

8.The Delaware Profit Corporation’s principal office address is 13505 La Paloma Rd., Los Altos Hills, California 94022.

9.The Delaware Profit Corporation is an out-of-state entity not registered to transact business in Florida and appoints the Florida Secretary of State as its agent for service of process in a proceeding to enforce obligations of the converting Florida profit corporation, including any appraisal rights of shareholders of the converting Florida profit corporation under ss. 607.1301-607.1333, Florida Statutes.

10.The Delaware Profit Corporation has agreed to pay any shareholders having appraisal rights the amount to which they are entitled under ss.607-1301-607.1333, F.S.

Signed this [●] day of [●], 2019

__________________________________

Paul Russo, Chief Executive Officer

D-1

Appendix E

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

FROM A NON-DELAWARE CORPORATION

TO A DELAWARE CORPORATION

PURSUANT TO SECTION 265 OF THE

DELAWARE GENERAL CORPORATION LAW

1.The jurisdiction where the Non-Delaware Corporation first formed is Florida.

2.The jurisdiction immediately prior to filing this Certificate of Conversion is Florida.

3.The date the Non-Delaware Corporation first formed is March 5, 1999.

4.The name of the Non-Delaware Corporation immediately prior to filing this Certificate of Conversion is Kyto Technology and Life Science, Inc.

5.The name of the Corporation as set forth in the Certificate of Incorporation is Kyto Technology and Life Science, Inc.

6.This Certificate of Conversion shall be effective at 11:59 pm EDT on [●], 2019.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation have executed this Certificate of Conversion on the [●] day of [●], 2019.

By: ___________________________________

Paul Russo, Chief Executive Officer

E-1

Appendix F

DELAWARE CERTIFICATE OF INCORPORATION

OF

KYTO TECHNOLOGY AND LIFE SCIENCE, INC.

I, the undersigned, for the purpose of creating and organizing a corporation under the provisions of and subject to the requirements of the General Corporation Law of the State of Delaware (the “DGCL”), certify as follows:

1.The name of the corporation is Kyto Technology and Life Science, Inc. (the “Corporation”).

2.The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

3.The name of the registered agent of the Corporation at such address is Cogency Global Inc., 850 New Burton Rd #201 Dover, Delaware 19904.

4.The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

5.The total number of shares of stock which the Corporation is authorized to issue is seventy million (70,000,000). Forty million (40,000,000) shares shall be common stock, par value $0.01 per share, and thirty million shares (30,000,000) shall be preferred stock, par value $0.01 per share. The Board of Directors shall, by resolution and amendment to these Articles of Incorporation and without further approval of the stockholders of the Corporation, prescribe the classes, series and the number of each class or series of such preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each such class or series.

6.The name and mailing address of the incorporator(s) of the Corporation are:

Name	Address
Joy Lloyd	Dorsey & Whitney LLP 1400 Wewatta Street, Suite 400 Denver, Colorado 80202

7.Unless and except to the extent that the bylaws of the Corporation (the “Bylaws”) shall so require, the vote by stockholders on any matter, including the election of directors, need not be by written ballot.

8.To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of or repeal of this paragraph eight shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

9.The Corporation shall indemnify, advance expenses, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except for claims for indemnification (following the final disposition of such Proceeding) or advancement of expenses not paid in full, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors of the Corporation. Any amendment, repeal or modification of this paragraph 8 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

10.In furtherance of, and not in limitation of, the powers conferred by statute, the board of directors is expressly authorized to adopt, amend or repeal the Bylaws or adopt new Bylaws without any action on the part of the stockholders; provided that any Bylaw adopted or amended by the board of directors, and any powers thereby conferred, may be amended, altered or repealed by the stockholders.

F-1

11.The Corporation shall have the right, subject to any express provisions or restrictions contained in the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) or the Bylaws, from time to time, to amend the Certificate of Incorporation or any provision thereof in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by the Certificate of Incorporation or any amendment thereof are conferred subject to such right.

12.Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Corporation; (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation's stockholders; (iii) any action asserting a claim arising pursuant to any provision of the DGCL, the Certificate of Incorporation or the By-laws; or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein.

13.This Certificate of Incorporation shall be effective at 11:59 pm EDT on [●], 2019.

I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation pursuant to the DGCL, do make this Certificate of Incorporation, hereby acknowledging, declaring, and certifying that the foregoing Certificate of Incorporation is my act and deed and that the facts herein stated are true, and have accordingly hereunto set my hand this [●] day of [●], 2019.

Incorporator
______________________________ Joy Lloyd

F-2

Appendix G

CERTIFICATE OF DESIGNATION OF CLASS A CONVERTIBLE PREFERRED STOCK OF KYTO TECHNOLOGY AND LIFE SCIENCE, INC.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware, Kyto Technology and Life Science, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, does hereby submit the following:

WHEREAS, the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) authorizes the issuance of up to 40,000,000 shares of preferred stock, par value $0.01 per share, of the Corporation (“Preferred Stock”) in one or more classes and expressly authorizes the Board of Directors of the Corporation (the “Board”), subject to limitations prescribed by law, to provide, out of the unissued shares of Preferred Stock, for classes of Preferred Stock, and, with respect to each such class, to establish and fix the number of shares to be included in any class of Preferred Stock and the designation, rights, preferences, powers, restrictions and limitations of the shares of such class; and

WHEREAS, it is the desire of the Board to establish and fix the number of shares to be included in a new class of Preferred Stock and the designation, rights, preferences and limitations of the shares of such new class.

NOW, THEREFORE, BE IT RESOLVED, that the Board does hereby provide for the issue of a class of Preferred Stock and does hereby in this Certificate of Designation (the “Certificate of Designation”) establish and fix and herein state and express the designation, rights, preferences, powers, restrictions and limitations of such class of Preferred Stock as follows:

1.Designation. There shall be a class of Preferred Stock that shall be designated as “Class A Convertible Preferred Stock” (the “Class A Preferred Stock”) and the number of Shares constituting such class shall be 4,200,000. The rights, preferences, powers, restrictions and limitations of the Class A Preferred Stock shall be as set forth herein.

2.Rank. With respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all Shares of the Class A Preferred Stock shall rank senior to all Junior Stock (as defined herein).

3.Dividends.

(a)For so long as the Class A Preferred Stock remains outstanding, the Corporation shall not declare, set apart or pay any dividend, whether in cash or other property (other than dividends payable in shares of Junior Stock), upon any common stock of the Corporation (the “Common Stock”) or any other stock ranking with respect to dividends or on liquidation junior to the Class A Preferred Stock (such stock being referred to hereinafter collectively as “Junior Stock”) unless the holders of the Class A Preferred Stock then outstanding shall first receive, or simultaneously receive, a dividend on each outstanding share of Class A Preferred Stock.

4.Liquidation.

(a)In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (the foregoing events, together with those specified in Section 4(c), being referred to as the “Liquidating Events”, and each individually as a “Liquidating Event”), the holders of shares of Class A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other Preferred Stock of the Corporation ranking on liquidation prior and in preference to the Class A Preferred Stock (such Preferred Stock being referred to hereinafter as “Senior Preferred Stock”) upon such Liquidating Event, and before any payment shall be made to the holders of Junior Stock by reason of their ownership thereof, an amount in cash equal to the sum of (A) $1.00 times each share of Class A Preferred Stock held by a holder and (B) any dividends declared but unpaid thereon (such per share amount, the “Class A Liquidation Amount”). If upon any such Liquidating Event the remaining assets of the Corporation available for distribution to its stockholders after payment in full of amounts required to be paid or distributed to holders of Senior Preferred Stock shall be insufficient to pay the holders of shares of Class A Preferred Stock the full amount to which they shall be entitled, the holders of shares of Class A Preferred Stock, and any class of stock ranking on liquidation on a parity with the Class A Preferred Stock, shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect to the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full.

(b)After the payment of all preferential amounts required to be paid to the holders of Senior Preferred Stock and any other class of Preferred Stock ranking prior and in preference to the Common Stock upon a Liquidating Event, the holders of the Junior Stock then outstanding and the holders of Class A Preferred Stock (on an as-converted basis) shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to its stockholders, according to liquidation preferences applicable to such Junior Stock.

(c)For purposes of this Section 4, in addition to the Liquidating Events described in Section 4(a) above, each of the following transactions (each, a “Deemed Liquidation Event”) shall be deemed to be a Liquidating Event unless such deemed characterization is waived in accordance with Section 10:

(i)a merger, consolidation or share exchange in which (A) the Corporation is a constituent party or (B) a subsidiary of the Corporation is a constituent party, and the Corporation issues shares of its capital stock or other securities pursuant to such merger or consolidation, other than any merger or consolidation involving the Corporation or a direct or indirect subsidiary of the Corporation in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock or other equity securities that represent, immediately following such merger or consolidation, at least a majority, by voting power and liquidation distributions, of the capital stock or other equity securities of (1) the surviving or resulting corporation, limited liability company, partnership, association, joint-stock corporation, trust or other form of business entity (each sometimes referred to herein as a “Party” or “Person”) or (2) if the surviving or resulting Party is a wholly owned subsidiary of another Party immediately following such merger or consolidation, the parent entity of such surviving or resulting; or

(ii)the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to (A) a direct or indirect wholly owned subsidiary of the Corporation or (B) an entity that is majority owned (by voting power or liquidation distributions) immediately following such sale, lease, transfer, exclusive license or other disposition by the holders of shares of capital stock of the Corporation outstanding immediately prior to such sale, lease, transfer exclusive license or other disposition that represent, or are convertible into or exchangeable for shares of capital stock or other equity securities of the Corporation that represent, at least a majority (by voting power or liquidation distributions) of the capital stock or other equity securities of the Corporation.

5.Conversion.

5.1Optional Conversion.

(a)Each share of Class A Preferred Stock may be converted at any time and without the payment of additional consideration by the holder thereof, at the option of the holder thereof, into the number of fully-paid and nonassessable shares of Common Stock obtained by dividing the [●] by the Conversion Price in effect at the time of conversion (the “Conversion Rate”); provided, that the right of conversion shall terminate at the close of business on the full business day immediately preceding the date a Liquidating Event occurs, unless the Corporation fails to satisfy its redemption obligations on such date or such Liquidating Event does not occur on such date, in which case such conversion rights shall remain in effect. The initial conversion price, subject to adjustment as provided herein, is equal to $[●] (the “Conversion Price”). Accordingly, the initial Conversion Rate for the Class A Preferred Stock shall be one share of Common Stock for each one share of Class A Preferred Stock surrendered for conversion. The applicable Conversion Rate and Conversion Price from time to time in effect are subject to adjustment as hereinafter provided.

(b)The Corporation shall not issue fractional shares of Common Stock upon conversion of Class A Preferred Stock. If any fraction of a share of Common Stock would be issuable upon conversion of any Class A Preferred Stock, the Corporation shall in lieu thereof round up to the next whole share of Common Stock.

(c)In order to exercise the conversion privilege, the holder of any Class A Preferred Stock to be converted shall surrender his, her or its certificate(s) therefor (or, if such holder alleges that any such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the principal office of the transfer agent for the Class A Preferred Stock (or if no transfer agent be at the time appointed, then the Corporation at its principal office), and shall give written notice to the Corporation at such office that the holder elects to convert the Class A Preferred Stock represented by such certificate(s), or any number thereof. Such notice shall also state the name(s) (with address) in which the certificate(s) for shares of Common Stock issuable on such conversion shall be issued, subject to any restrictions on transfer relating to shares of the Class A Preferred Stock or shares of Common Stock upon conversion thereof. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument(s) of transfer, in form reasonably satisfactory to the Corporation, duly authorized in writing. The date of receipt by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) of the certificate(s) (or lost certificate affidavit and agreement) and notice shall be the conversion date, and the shares of Common Stock issuable upon conversion of the specified shares shall be deemed to be outstanding of record as of such date. As soon as practicable after receipt of such notice and the surrender of the certificate(s) for Class A Preferred Stock as aforesaid, the Corporation shall cause to be issued and delivered at such office to such holder, or on his or its written order, (i) a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof, and (ii) if less than all shares of Class A Preferred Stock represented by the certificate(s) so surrendered are being converted, a residual certificate or certificates representing the shares of Class A Preferred Stock not converted.

(d)The Corporation shall at all times when the Class A Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purposes of effecting the conversion of the Class A Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Class A Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Class A Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in commercially reasonable efforts to obtain the requisite stockholder approval of any necessary amendment to the certificate of incorporation. Before taking any action that would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Class A Preferred Stock, the Corporation will take any corporate action that may be necessary in order that the Corporation may validly and legally issue fully-paid and nonassessable shares of such Common Stock at such adjusted conversion price.

(e)All shares of Class A Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate except only for the right of the holder thereof to receive shares of Common Stock in exchange therefor. Any shares of Class A Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Class A Preferred Stock accordingly.

5.2Mandatory Conversion

(a)Upon the occurrence of , (i) the vote or consent of the holders of two-thirds of the voting power of the then outstanding Class A Preferred Stock to convert, (ii) the Corporation’s successful listing on the NYSE, NASDAQ or OTC Markets or (iii) (the time of such closing or the date and time specified or the time of the event specified in such vote or written consent is referred to herein as the “Mandatory Conversion Time”), then (A) all outstanding shares of Class A Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective Conversion Rate and (B) such shares may not be reissued by the Corporation.

(b)All holders of record of shares of Class A Preferred Stock shall be sent written notice of the Mandatory Conversion Time and the place designated for mandatory conversion of all such shares of Class A Preferred Stock pursuant to this Section 5.2. Such notice need not be sent in advance of the occurrence of the Mandatory Conversion Time. Upon receipt of such notice, each holder of shares of Class A Preferred Stock shall surrender his, her or its certificate(s) for all such shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation at the place designated in such notice. If so required by the Corporation, any certificates surrendered for conversion shall be endorsed or accompanied by written instrument(s) of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her or its attorney duly authorized in writing. All rights with respect to the Class A Preferred Stock converted pursuant to 5.2 (a), (other than as a holder of Common Stock), will terminate at the Mandatory Conversion Time (notwithstanding the failure of the holder(s) thereof to surrender any certificates at or prior to such time), except only the rights of the holders thereof, upon surrender of any certificate(s) of such holders (or lost certificate affidavit and agreement) therefor, to receive the items provided for in the next sentence of this 5.2 (b). As soon as practicable after the Mandatory Conversion Time and the surrender of certificate(s) (or lost certificate affidavit and agreement) for Class A Preferred Stock, the Corporation shall issue and deliver to such holder, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof. Such converted Class A Preferred Stock shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Class A Preferred Stock accordingly.

5.3Adjustment to Conversion Price and Conversion Shares Upon Dividend, Subdivision or Combination of Common Stock.

(a)If the Corporation shall, at any time or from time to time after the date of issuance, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Corporation payable in shares of Common Stock or in Options or Convertible Securities, or (ii) subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to any such dividend, distribution or subdivision shall be proportionately reduced and the number of Conversion Shares issuable upon conversion of the Class A Preferred Stock shall be proportionately increased. If the Corporation at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased and the number of Conversion Shares issuable upon conversion of the Class A Preferred Stock shall be proportionately decreased. Any adjustment under this Section shall become effective at the close of business on the date the dividend, subdivision or combination becomes effective.

6.Voting.

The shares of Class A Preferred Stock shall be non-voting.

7.Notices. Except as otherwise provided herein, all notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent (a) to the Corporation, at its principal executive offices and (b) to any stockholder, at such holder's address at it appears in the stock records of the Corporation.

8.Amendment and Waiver. Any of the rights, powers, preferences and other terms of the Class A Preferred Stock and obligations of the Corporation set forth herein may be waived or amended on behalf of all holders of Class A Preferred Stock by the affirmative written consent or vote of the holders of at least a majority of the shares of Class A Preferred Stock then outstanding.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its Chief Executive Officer this [●], 2019.

KYTO TECHNOLOGY AND LIFE SCIENCE, INC.
By: _____________________
Name: _____________________
Title: _____________________

Appendix H

BYLAWS OF

KYTO TECHNOLOGY & LIFE SCIENCE, INC.

Adopted [●], 2019

ARTICLE I - MEETINGS OF STOCKHOLDERS

1.1Place of Meetings

Meetings of the stockholders of Kyto Technology & Life Science, Inc. (the “Corporation”) shall be held at any place determined by the Corporation’s board of directors (the “Board”). The Board may, in its sole discretion, determine that a meeting of the stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the “DGCL”). In the absence of any such designation or determination, the stockholders’ meetings shall be held at the Corporation’s principal executive office.

1.2Annual Meeting

An annual meeting of the stockholders shall be held for the election of directors at such date and time as may be designated by resolution of the Board from time to time. Any other proper business may be transacted at the annual meeting.

1.3Special Meeting

A special meeting of the stockholders may be called at any time by the Board, President, Chief Executive Officer or by one or more of the stockholders holding shares in the aggregate entitled to cast not less than 20% of the votes at that meeting.

A special meeting of stockholders can be called for any purpose permissible under the DGCL.

If any person(s) other than the Board calls a special meeting, the request shall:

(i)be in writing;

(ii)specify the time of such meeting and the general nature of the business proposed to be transacted; and

(iii)be delivered personally or sent by registered mail or by facsimile transmission to the Board, the President, the Chief Executive Officer or the Secretary of the Corporation.

The officer(s) receiving the request shall cause notice to be promptly given to the stockholders entitled to vote at such meeting, in accordance with these bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting. No business may be transacted at such special meeting other than the business specified in such notice to the stockholders. Nothing contained in this paragraph of this Section 1.3 shall be construed as limiting, fixing, or affecting the time when a meeting of the stockholders called by action of the Board may be held.

1.4Notice of Stockholders’ Meetings

Whenever the stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which the stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining the stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the DGCL, the certificate of incorporation or these bylaws, the written notice of any meeting of the stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

1.5Quorum

Except as otherwise provided by law, the certificate of incorporation or these bylaws, at each meeting of the stockholders the presence in person or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise provided by law, the certificate of incorporation or these bylaws.

If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, in the manner provided in Section 1.6 of these bylaws, until a quorum is present or represented.

1.6Adjourned Meeting; Notice

Any meeting of the stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which the stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for the stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL and Section 1.10 of these bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

1.7Conduct of Business

The chairperson of any meeting of the stockholders shall determine the order of business and the procedure at the meeting, including such regulation on the manner of voting and the conduct of business. The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

1.8Voting

The stockholders entitled to vote at any meeting of the stockholders shall be determined in accordance with the provisions of Section 1.10 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the certificate of incorporation, each stockholder entitled to vote at any meeting of the stockholders shall be entitled to one vote for each share of capital stock held by such stockholder which has voting power upon the matter in question. Voting at meetings of the stockholders need not be by written ballot and, unless otherwise required by law, need not be conducted by inspectors of election unless so determined by the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote thereon which are present in person or by proxy at such meeting. If authorized by the Board, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission (as defined in Section 7.2 of these bylaws), provided that any such electronic transmission shall either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder.

Except as otherwise required by law, the certificate of incorporation or these bylaws, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Except as otherwise required by law, the certificate of incorporation or these bylaws, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series, except as otherwise provided by law, the certificate of incorporation or these bylaws.

1.9Stockholder Action by Written Consent Without a Meeting

Unless otherwise provided in the certificate of incorporation, any action required by the DGCL to be taken at any annual or special meeting of the stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

An electronic transmission (as defined in Section 7.2) consenting to an action to be taken and transmitted by a stockholder or proxy holder, or by a person or persons authorized to act for a stockholder or proxy holder, shall be deemed to be written, signed and dated for purposes of this Section 1.9, provided that any such electronic transmission sets forth or is delivered with information from which the Corporation can determine (i) that the electronic transmission was transmitted by the stockholder or proxy holder or by a person or persons authorized to act for the stockholder or proxy holder and (ii) the date on which such stockholder or proxy holder or authorized person or persons transmitted such electronic transmission.

In the event that the Board shall have instructed the officers of the Corporation to solicit the vote or written consent of the stockholders of the Corporation, an electronic transmission of a stockholder written consent given pursuant to such solicitation may be delivered to the Secretary or the President of the Corporation or to a person designated by the Secretary or the President. The Secretary or the President of the Corporation or a designee of the Secretary or the President shall cause any such written consent by electronic transmission to be reproduced in paper form and inserted into the corporate records.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation as provided in Section 228 of the DGCL. In the event that the action which is consented to is such as would have required the filing of a certificate under any provision of the DGCL, if such action had been voted on by the stockholders at a meeting thereof, the certificate filed under such provision shall state, in lieu of any statement required by such provision concerning any vote of the stockholders, that written consent has been given in accordance with Section 228 of the DGCL.

1.10Record Dates

In order that the Corporation may determine the stockholders entitled to notice of any meeting of the stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

If no record date is fixed by the Board, the record date for determining the stockholders entitled to notice of and to vote at a meeting of the stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A determination of the stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of the stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for the stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of the stockholders entitled to vote in accordance with the provisions of Section 213 of the DGCL and this Section 1.10 at the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law. If no record date has been fixed by the Board and prior action by the Board is required by law, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining the stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

1.11Proxies

Each stockholder entitled to vote at a meeting of the stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.

1.12List of Stockholders Entitled to Vote

The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the 10th day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal place of business. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to the stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

ARTICLE II – DIRECTORS

2.1Powers

The business and affairs of the Corporation shall be managed under the direction of the Board, acting through the authorized officers of the Corporation, except as may be otherwise provided in the DGCL or the certificate of incorporation.

2.2Number of Directors

The Board shall consist of one or more members, each of whom shall be a natural person. Unless the certificate of incorporation fixes the number of directors, the number of directors shall be determined from time to time by resolution of the stockholders or by resolution of the Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

2.3Election, Qualification and Term of Office of Directors

Except as provided in Section 2.5 of these bylaws, and subject to Sections 1.2, 1.3 and 1.9 of these bylaws, directors shall be elected at each annual meeting of the stockholders. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors. Each director shall hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

2.4Chairperson and Vice Chairperson

The Board may elect from its members a Chairperson of the Board and a Vice Chairperson. The Chairperson shall preside over all meetings of the Board and of the stockholders. The Chairperson shall have such other powers and perform such other duties as the Board may designate. If the Board elects a Vice Chairperson, the Vice Chairperson shall, in the absence or disability of the Chairperson, perform the duties and exercise the powers of the Chairperson and have such other powers or perform such other duties as the Board may designate from time to time.

2.5Resignation and Vacancies

Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the certificate of incorporation or by these bylaws, if any vacancies shall occur in the Board by reason of death, resignation or otherwise, or if the number of directors shall be increased, the directors then in office shall continue to act and such vacancies or newly created directorships shall be filled by a vote of the directors then in office, though less than a quorum, in any way approved by the meeting. Any directorship to be filled by reason of removal of one or more directors by the shareholders may be filled pursuant to Section 2.13 below. Unless otherwise provided in the certificate of incorporation or these bylaws, when one or more directors resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal.

2.6Place of Meetings; Meetings by Telephone

The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

2.7Conduct of Business

Meetings of the Board shall be presided over by the Chairperson of the Board, if any, or in his or her absence by the Vice Chairperson of the Board, if any, or in the absence of the foregoing persons by a chairperson designated by the Board, or in the absence of such designation by a chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

2.8Regular Meetings

Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

2.9Special Meetings; Notice

Special meetings of the Board for any purpose or purposes may be called at any time by the Chairperson of the Board, the President, the Chief Executive Officer, the Secretary or any two directors.

Notice of the time and place of special meetings shall be:

(i)delivered personally by hand, by courier or by telephone;

(ii)sent by United States first-class mail, postage prepaid;

(iii)sent by facsimile; or

(iv)sent by electronic mail,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

2.10Quorum; Voting

At all meetings of the Board, a majority of the total number of the entire Board shall constitute a quorum for all purposes. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws.

If the certificate of incorporation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

2.11Board Action by Written Consent Without a Meeting

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

2.12Fees and Compensation of Directors

Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board shall have the authority to fix the compensation of directors.

2.13Removal of Directors

Unless otherwise restricted by statute, the certificate of incorporation or these bylaws, any director or the entire Board may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. Any directorship to be filed by reason of removal of one or more directors by the stockholders may be filled by the stockholders at the special meeting at which the director or directors are so removed.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE III – COMMITTEES

3.1Committees of Directors

The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to the stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Corporation.

3.2Committee Minutes

Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

3.3Meetings and Actions of Committees

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i)Section 2.6 (Place of Meetings; Meetings by Telephone);

(ii)Section 2.8 (Regular Meetings);

(iii)Section 2.9 (Special Meetings; Notice);

(iv)Section 2.10 (Quorum; Voting);

(v)Section 2.11 (Board Action by Written Consent Without a Meeting); and

(vi)Section 7.5 (Waiver of Notice)

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members. However:

(i)the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(ii)special meetings of committees may also be called by resolution of the Board; and

(iii)notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

Any provision in the certificate of incorporation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the certificate of incorporation or these bylaws.

3.4Subcommittees

Unless otherwise provided in the certificate of incorporation, these bylaws or the resolutions of the Board designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE IV – OFFICERS

4.1Officers

The officers of the Corporation shall be a Chief Executive Officer, a President, one or more Vice-Presidents, a Chief Financial Officer, a Secretary and a Treasurer. The Corporation may also have, at the discretion of the Board, an Executive Chairperson of the Board, a Vice Chairperson of the Board, one or more Assistant Treasurers, one or more Assistant Secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

4.2Appointment of Officers

The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 4.3 of these bylaws.

4.3Subordinate Officers

The Board may appoint, or empower the Chief Executive Officer or the President to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine or may delegate to the Chief Executive Officer to determine.

4.4Removal and Resignation of Officers

With the exception of any provision to the contrary contained in an employment agreement or other similar agreement between the Corporation and an officer of the Corporation, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

4.5Vacancies in Offices

Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 4.3 of these bylaws.

4.6Representation of Shares of Other Corporations

Unless otherwise directed by the Board, the Chief Executive Officer or any other person authorized by the Board or the Chief Executive Officer is authorized to vote, represent and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

4.7Chief Executive Officer

Subject to the provisions of these bylaws and to the direction of the Board, the Chief Executive Officer shall be responsible for the general control and management of the business, affairs and policies of the Corporation and shall have control over its officers and shall see that all orders and resolutions of the Board are carried into effect. The Chief Executive Officer shall have the power to sign all certificates, contracts and other instruments on behalf of the Corporation.

4.8President

The President shall be subject to the direction and control of the Chief Executive Officer and shall have general active management of the business, affairs and policies of the Corporation. The President shall have the power to sign all certificates, contracts and other instruments on behalf of the Corporation. If the Board has not elected a Chief Executive Officer, the President shall be the Chief Executive Officer. If the Board has elected a Chief Executive Officer and that officer is absent, disqualified from acting, unable to act or refuses to act, then the President shall have the powers of, and shall perform the duties of, the Chief Executive Officer.

4.9Vice President

Each Vice President, if any, shall be subject to the direction and control of the Chief Executive Officer and the President and shall have such powers and duties as the Chief Executive Officer or the President may from time to time prescribe.

4.10Chief Financial Officer

The Chief Financial Officer shall be subject to the direction and control of the Chief Executive Officer and shall have primary responsibility for the financial affairs of the Corporation and shall perform such other duties as the Chief Executive Officer may from time to time prescribe.

4.11Treasurer

The Treasurer shall have the responsibility for maintaining the financial records of the Corporation. He or she shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions of the financial condition of the Corporation. The Treasurer shall also perform the other duties as the Chief Executive Officer may from time to time prescribe.

4.12Secretary

The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board. He or she shall have charge of the corporate books and shall perform the other duties as the Board may from time to time prescribe.

ARTICLE V – INDEMNIFICATION

5.1Indemnification of Directors and Officers in Third Party Proceedings

Subject to the other provisions of this Article V, the Corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

5.2Indemnification of Directors and Officers in Actions by or in the Right of the Corporation

Subject to the other provisions of this Article V, the Corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

5.3Successful Defense

To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 5.1 or Section 5.2 of these bylaws, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

5.4Indemnification of Others

Subject to the other provisions of this Article V, the Corporation shall have power to indemnify its employees and agents to the extent not prohibited by the DGCL or other applicable law. The Board shall have the power to delegate to such person or persons the determination of whether employees or agents shall be indemnified.

5.5Advanced Payment of Expenses

Expenses (including attorneys’ fees) incurred by an officer or director of the Corporation in defending any Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article V or the DGCL. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate. The right to advancement of expenses shall not apply to any Proceeding for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding referenced in Section 5.6(ii) or 5.6(iii) of these bylaws prior to a determination that the person is not entitled to be indemnified by the Corporation.

Notwithstanding the foregoing, unless otherwise determined pursuant to Section 5.8 of these bylaws, no advance shall be made by the Corporation to an officer of the Corporation (except by reason of the fact that such officer is or was a director of the Corporation, in which event this paragraph shall not apply) in any Proceeding if a determination is reasonably and promptly made (i) by a majority vote of the directors who are not parties to such Proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, that facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation.

5.6Limitation on Indemnification

Subject to the requirements in Section 5.3 of these bylaws and the DGCL, the Corporation shall not be obligated to indemnify any person pursuant to this Article V in connection with any Proceeding (or any part of any Proceeding):

(i)for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(ii)for an accounting or disgorgement of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(iii)for any reimbursement of the Corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Corporation, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(iv)initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the Corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the Board authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the Corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the Corporation under applicable law, (c) otherwise required to be made under section 5.7 of these bylaws or (d) otherwise required by applicable law; or

(v)if prohibited by applicable law.

5.7Determination; Claim

If a claim for indemnification or advancement of expenses under this Article V is not paid by the Corporation or on its behalf within 90 days after receipt by the Corporation of a written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. To the extent not prohibited by law, the Corporation shall indemnify such person against all expenses actually and reasonably incurred by such person in connection with any action for indemnification or advancement of expenses from the Corporation under this Article V, to the extent such person is successful in such action, and, if requested by such person, shall advance such expenses to such person, subject to the provisions of Section 5.5 of these bylaws. In any such suit, the Corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

5.8Non-Exclusivity of Rights

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation or any statute, bylaw, agreement, vote of the stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.

5.9Insurance

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the DGCL.

5.10Survival

The rights to indemnification and advancement of expenses conferred by this Article V shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

5.11Effect of Repeal or Modification

Any amendment, alteration or repeal of this Article V shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to such amendment, alteration or repeal.

5.12Certain Definitions

For purposes of this Article V, references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article V with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article V, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article V.

ARTICLE VI – STOCK

6.1Stock Certificates; Partly Paid Shares

The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by the Chairperson of the Board or Vice-Chairperson of the Board, or the President or a Vice-President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Corporation shall not have power to issue a certificate in bearer form.

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

6.2Special Designation on Certificates

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Sections 156, 202(a) or 218(a) of the DGCL or with respect to this Section 6.2 a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

6.3Lost Certificates

Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.4Dividends

The Board, subject to any restrictions contained in the certificate of incorporation or applicable law, may declare and pay dividends upon the shares of the Corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation’s capital stock, subject to the provisions of the certificate of incorporation.

The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

6.5Transfers

Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.

ARTICLE VII - MANNER OF GIVING NOTICE AND WAIVER

7.1Notice of Stockholder Meetings

Notice of any meeting of the stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the Corporation’s records. An affidavit of the Secretary or an Assistant Secretary of the Corporation or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

7.2Notice by Electronic Transmission

Without limiting the manner by which notice otherwise may be given effectively to the stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to the stockholders given by the Corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

(i)the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and

(ii)such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i)if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii)if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(iii)if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv)if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Notice by a form of electronic transmission shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.

7.3Notice to Stockholders Sharing an Address

Except as otherwise prohibited under the DGCL, without limiting the manner by which notice otherwise may be given effectively to the stockholders, any notice to the stockholders given by the Corporation under the provisions of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a single written notice to the stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any stockholder who fails to object in writing to the Corporation, within 60 days of having been given written notice by the Corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.

7.4Notice to Person with Whom Communication is Unlawful

Whenever notice is required to be given, under the DGCL, the certificate of incorporation or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate under the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

7.5Waiver of Notice

Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

ARTICLE VIII - GENERAL MATTERS

8.1Fiscal Year

The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

8.2Seal

The Corporation may adopt a corporate seal, which shall be in such form as may be approved from time to time by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

8.3Annual Report

The Corporation shall cause an annual report to be sent to the stockholders of the Corporation to the extent required by applicable law. If and so long as there are fewer than 100 holders of record of the Corporation’s shares, the requirement of sending an annual report to the stockholders of the Corporation is expressly waived (to the extent permitted under applicable law).

The Corporation may have offices at such places, both within and without the State of Delaware, as the Board from time to time shall determine or the business of the Corporation may require

Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be maintained on any information storage device or method; provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

8.6Construction; Definitions

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

ARTICLE IX - AMENDMENTS

These bylaws may be adopted, amended or repealed by the stockholders entitled to vote. However, the Corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

The Board may not alter or repeal bylaws adopted or amended by the stockholders, including any bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors and (ii) no bylaws shall be adopted by the Board which shall require more than a majority of the voting shares for a quorum at a stockholder meeting, or more than a majority of the stockholder votes for an action of the stockholders at a meeting of the stockholders.

Appendix I

FLORIDA BUSINESS CORPORATION ACT §§ 607.1301–607.1333

607.1301Appraisal rights; definitions. - The following definitions apply to ss. 607.1302-607.1333:

(1)“Affiliate” means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of s. 607.1302(2)(d), a person is deemed to be an affiliate of its senior executives.

(2)“Beneficial shareholder” means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner’s behalf.

(3)“Corporation” means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in ss. 607.1322-607.1333, includes the surviving entity in a merger.

(4)“Fair value” means the value of the corporation’s shares determined:

(a)Immediately before the effectuation of the corporate action to which the shareholder objects.

(b)Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable to the corporation and its remaining shareholders.

(c)For a corporation with 10 or fewer shareholders, without discounting for lack of marketability or minority status.

(5)“Interest” means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

(6)“Preferred shares” means a class or series of shares the holders of which have preference over any other class or series with respect to distributions.

(7)“Record shareholder” means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

(8)“Senior executive” means the chief executive officer, chief operating officer, chief financial officer, or anyone in charge of a principal business unit or function.

(9)“Shareholder” means both a record shareholder and a beneficial shareholder.

607.1302Right of shareholders to appraisal.

(1)A shareholder of a domestic corporation is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder’s shares, in the event of any of the following corporate actions:

(a)Consummation of a conversion of such corporation pursuant to s. 607.1112 if shareholder approval is required for the conversion and the shareholder is entitled to vote on the conversion under ss. 607.1103 and 607.1112(6), or the consummation of a merger to which such corporation is a party if shareholder approval is required for the merger under s. 607.1103 and the shareholder is entitled to vote on the merger or if such corporation is a subsidiary and the merger is governed by s. 607.1104;

(b)Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights are not available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

(c)Consummation of a disposition of assets pursuant to s. 607.1202 if the shareholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(d)An amendment of the articles of incorporation with respect to the class or series of shares which reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created;

(e)Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval;

(f)With regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1.Altering or abolishing any preemptive rights attached to any of his or her shares;

2.Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3.Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder’s voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4.Reducing the stated redemption price of any of the shareholder’s redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5.Making noncumulative, in whole or in part, dividends of any of the shareholder’s preferred shares which had theretofore been cumulative;

6.Reducing the stated dividend preference of any of the shareholder’s preferred shares; or

7.Reducing any stated preferential amount payable on any of the shareholder’s preferred shares upon voluntary or involuntary liquidation;

(g)An amendment of the articles of incorporation of a social purpose corporation to which s. 607.504 or s. 607.505 applies;

(h)An amendment of the articles of incorporation of a benefit corporation to which s. 607.604 or s. 607.605 applies;

(i)A merger, conversion, or share exchange of a social purpose corporation to which s. 607.504 applies; or

(j)A merger, conversion, or share exchange of a benefit corporation to which s. 607.604 applies.

(2)Notwithstanding subsection (1), the availability of appraisal rights under paragraphs (1)(a), (b), (c), and (d) shall be limited in accordance with the following provisions:

(a)Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

1.Listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

2.Not so listed or designated, but has at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.

(b)The applicability of paragraph (a) shall be determined as of:

1.The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

2.If there will be no meeting of shareholders, the close of business on the day on which the board of directors adopts the resolution recommending such corporate action.

(c)Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (a) at the time the corporate action becomes effective.

(d)Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares if:

1.Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who:

a.Is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of 20 percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within 1 year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

b.Directly or indirectly has, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of 25 percent or more of the directors to the board of directors of the corporation; or

2.Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:

a.Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action;

b.Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in s. 607.0832; or

c.In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

(e)For the purposes of paragraph (d) only, the term “beneficial owner” means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the recordholder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

(3)Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within 1 year of that date if such action would otherwise afford appraisal rights.

(4)A shareholder entitled to appraisal rights under this chapter may not challenge a completed corporate action for which appraisal rights are available unless such corporate action:

(a)Was not effectuated in accordance with the applicable provisions of this section or the corporation’s articles of incorporation, bylaws, or board of directors’ resolution authorizing the corporate action; or

(b)Was procured as a result of fraud or material misrepresentation.

607.1303Assertion of rights by nominees and beneficial owners.

(1)A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder’s name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder’s name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder’s other shares were registered in the names of different record shareholders.

(2)A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

(a)Submits to the corporation the record shareholder’s written consent to the assertion of such rights no later than the date referred to in s. 607.1322(2)(b)2.

(b)Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

607.1320Notice of appraisal rights.

(1)If proposed corporate action described in s. 607.1302(1) is to be submitted to a vote at a shareholders’ meeting, the meeting notice must state that the corporation has concluded that shareholders are, are not, or may be entitled to assert appraisal rights under this chapter. If the corporation concludes that appraisal rights are or may be available, a copy of ss. 607.1301-607.1333 must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

(2)In a merger pursuant to s. 607.1104, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within 10 days after the corporate action became effective and include the materials described in s. 607.1322.

(3)If the proposed corporate action described in s. 607.1302(1) is to be approved other than by a shareholders’ meeting, the notice referred to in subsection (1) must be sent to all shareholders at the time that consents are first solicited pursuant to s. 607.0704, whether or not consents are solicited from all shareholders, and include the materials described in s. 607.1322.

607.1321Notice of intent to demand payment.

(1)If proposed corporate action requiring appraisal rights under s. 607.1302 is submitted to a vote at a shareholders’ meeting, or is submitted to a shareholder pursuant to a consent vote under s. 607.0704, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

(a)Must deliver to the corporation before the vote is taken, or within 20 days after receiving the notice pursuant to s. 607.1320(3) if action is to be taken without a shareholder meeting, written notice of the shareholder’s intent to demand payment if the proposed action is effectuated.

(b)Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

(2)A shareholder who does not satisfy the requirements of subsection (1) is not entitled to payment under this chapter.

607.1322Appraisal notice and form.

(1)If proposed corporate action requiring appraisal rights under s. 607.1302(1) becomes effective, the corporation must deliver a written appraisal notice and form required by paragraph (2)(a) to all shareholders who satisfied the requirements of s. 607.1321. In the case of a merger under s. 607.1104, the parent must deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

(2)The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:

(a)Supply a form that specifies the date that the corporate action became effective and that provides for the shareholder to state:

1.The shareholder’s name and address.

2.The number, classes, and series of shares as to which the shareholder asserts appraisal rights.

3.That the shareholder did not vote for the transaction.

4.Whether the shareholder accepts the corporation’s offer as stated in subparagraph (b)4.

5.If the offer is not accepted, the shareholder’s estimated fair value of the shares and a demand for payment of the shareholder’s estimated value plus interest.

(b)State:

1.Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subparagraph 2.

2.A date by which the corporation must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the subsection (1) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date.

3.The corporation’s estimate of the fair value of the shares.

4.An offer to each shareholder who is entitled to appraisal rights to pay the corporation’s estimate of fair value set forth in subparagraph 3.

5.That, if requested in writing, the corporation will provide to the shareholder so requesting, within 10 days after the date specified in subparagraph 2., the number of shareholders who return the forms by the specified date and the total number of shares owned by them.

6.The date by which the notice to withdraw under s. 607.1323 must be received, which date must be within 20 days after the date specified in subparagraph 2.

(c)Be accompanied by:

1.Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of the fiscal year ending not more than 15 months prior to the date of the corporation’s appraisal notice, an income statement for that year, a cash flow statement for that year, and the latest available interim financial statements, if any.

2.A copy of ss. 607.1301-607.1333.

607.1323Perfection of rights; right to withdraw.

(1)A shareholder who wishes to exercise appraisal rights must execute and return the form received pursuant to s. 607.1322(1) and, in the case of certificated shares, deposit the shareholder’s certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to s. 607.1322(2)(b)2. Once a shareholder deposits that shareholder’s certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection (2).

(2)A shareholder who has complied with subsection (1) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to s. 607.1322(2)(b)6. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation’s written consent.

(3)A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder’s share certificates if required, each by the date set forth in the notice described in subsection (2), shall not be entitled to payment under this chapter.

607.1324Shareholder’s acceptance of corporation’s offer.

(1)If the shareholder states on the form provided in s. 607.1322(1) that the shareholder accepts the offer of the corporation to pay the corporation’s estimated fair value for the shares, the corporation shall make such payment to the shareholder within 90 days after the corporation’s receipt of the form from the shareholder.

(2)Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares.

607.1326Procedure if shareholder is dissatisfied with offer.

(1)A shareholder who is dissatisfied with the corporation’s offer as set forth pursuant to s. 607.1322(2)(b)4. must notify the corporation on the form provided pursuant to s. 607.1322(1) of that shareholder’s estimate of the fair value of the shares and demand payment of that estimate plus interest.

(2)A shareholder who fails to notify the corporation in writing of that shareholder’s demand to be paid the shareholder’s stated estimate of the fair value plus interest under subsection (1) within the timeframe set forth in s. 607.1322(2)(b)2. waives the right to demand payment under this section and shall be entitled only to the payment offered by the corporation pursuant to s. 607.1322(2)(b)4.

607.1330Court action.

(1)If a shareholder makes demand for payment under s. 607.1326 which remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, any shareholder who has made a demand pursuant to s. 607.1326 may commence the proceeding in the name of the corporation.

(2)The proceeding shall be commenced in the appropriate court of the county in which the corporation’s principal office, or, if none, its registered office, in this state is located. If the corporation is a foreign corporation without a registered office in this state, the proceeding shall be commenced in the county in this state in which the principal office or registered office of the domestic corporation merged with the foreign corporation was located at the time of the transaction.

(3)All shareholders, whether or not residents of this state, whose demands remain unsettled shall be made parties to the proceeding as in an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each shareholder party who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident shareholder party by registered or certified mail or by publication as provided by law.

(4)The jurisdiction of the court in which the proceeding is commenced under subsection (2) is plenary and exclusive. If it so elects, the court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them or in any amendment to the order. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There shall be no right to a jury trial.

(5)Each shareholder made a party to the proceeding is entitled to judgment for the amount of the fair value of such shareholder’s shares, plus interest, as found by the court.

(6)The corporation shall pay each such shareholder the amount found to be due within 10 days after final determination of the proceedings. Upon payment of the judgment, the shareholder shall cease to have any interest in the shares.

607.1331Court costs and counsel fees.

(1)The court in an appraisal proceeding shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(2)The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a)Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with ss. 607.1320 and 607.1322; or

(b)Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(3)If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

(4)To the extent the corporation fails to make a required payment pursuant to s. 607.1324, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

607.1332Disposition of acquired shares.

Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this chapter, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger or share exchange, they may be held and disposed of as the plan of merger or share exchange otherwise provides. The shares of the surviving corporation into which the shares of such shareholders demanding appraisal rights would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

607.1333Limitation on corporate payment.

(1)No payment shall be made to a shareholder seeking appraisal rights if, at the time of payment, the corporation is unable to meet the distribution standards of s. 607.06401. In such event, the shareholder shall, at the shareholder’s option:

(a)Withdraw his or her notice of intent to assert appraisal rights, which shall in such event be deemed withdrawn with the consent of the corporation; or

(b)Retain his or her status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the shareholders not asserting appraisal rights, and if it is not liquidated, retain his or her right to be paid for the shares, which right the corporation shall be obliged to satisfy when the restrictions of this section do not apply.

(2)The shareholder shall exercise the option under paragraph (1)(a) or paragraph (1)(b) by written notice filed with the corporation within 30 days after the corporation has given written notice that the payment for shares cannot be made because of the restrictions of this section. If the shareholder fails to exercise the option, the shareholder shall be deemed to have withdrawn his or her notice of intent to assert appraisal rights.